UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/14

  The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Select Managers Small Cap Value Fund

Dreyfus U.S. Equity Fund

Global Stock Fund

International Stock Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Select Managers
Small Cap Value Fund

ANNUAL REPORT November 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
29	Financial Highlights
33	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Information About the Renewal of the Fund’s Management, Portfolio Allocation Management and Sub-Invesment Advisory Agreements
55	Board Members Information
59	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Select Managers
Small Cap Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Value Fund, covering the 12-month period from December 1, 2013, through November 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility stemming mainly from economic and geopolitical concerns in overseas markets, U.S. stocks gained ground over the reporting period when the domestic economy continued to rebound.As a result, several broad measures of equity market performance established new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags—including tight fiscal policies and private sector deleveraging—fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2013, through November 30, 2014, as provided by Keith L. Stransky and Robert B. Mayerick, Portfolio Allocation Managers, EACM Advisors LLC

Fund and Market Performance Overview

For the 12-month period ended November 30, 2014, Dreyfus Select Managers Small CapValue Fund’s Class A, Class C, Class I, and ClassY shares produced total returns of 3.35%, 2.60%, 3.72%, and 3.71%, respectively.1 In comparison, the Russell 2000 Value Index (the “Index”), the fund’s benchmark, returned 3.36% for the same period.2

Small-cap stocks advanced modestly during the reporting period as a domestic economic recovery gained momentum. The fund’s Class I and Class Y shares outperformed the benchmark, mainly due to strength in the industrials and health care sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies. The fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage its assets. As the fund’s portfolio allocation managers, we seek sub-advisers that complement one another’s style of investing, consistent with the fund’s investment goal. We monitor and evaluate the performance of the sub-advisers and will make corresponding recommendations to Dreyfus and the fund’s Board based on our evaluations.

The fund’s assets are currently under the day-to-day portfolio management of seven sub-advisers, each acting independently of one another and using their own methodology to select portfolio investments.As of the end of the reporting period, 17% of the fund’s assets are under the management of Thompson, Siegel, and Walmsley, LLC, which employs a combination of quantitative and qualitative security selection methods based on a four-factor valuation model. Approximately 21% of the fund’s assets are under the management of Walthausen & Co., LLC, which uses a proprietary valuation model to identify companies that are trading at a discount to their intrinsic values. Approximately 16% of the fund’s assets are under the management of Neuberger Berman Management LLC, which uses fundamental analysis and a bottom-up stock selection process to identify publicly traded small-cap companies selling at a material

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

discount to their intrinsic value. Approximately 14% of the fund’s assets are under the management of Lombardia Capital Partners, LLC, which uses fundamental analysis and a bottom-up value-oriented approach in seeking stocks trading below their intrinsic values. Approximately 8% of the fund’s assets are under the management of Iridian Asset Management LLC, which employs bottom-up stock selection and a disciplined valuation process to identify and invest in corporate change.Approximately 8% of the fund’s assets are under the management of Kayne Anderson Rudnick Investment Management, LLC, which employs a fundamental, bottom-up, research-driven investment process in seeking to identify high-quality companies whose securities are trading at attractive valuations. Approximately 16% of the fund’s assets are under the management of Channing Capital Management, LLC, which employs intensive, fundamental, bottom-up research to identify high-quality companies with strong balance sheets and management teams. These percentages can change over time, within ranges described in the prospectus.

Stocks Climbed Despite Bouts of Volatility

U.S. equities gained value in December, 2013, as unemployment moderated and manufacturing activity intensified, but they gave up some of their gains in January, 2014, due to concerns regarding economic and political instability in the emerging markets. Stocks soon rebounded strongly, climbing from February through June amid expectations that short-term interest rates would remain low even though the U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter.

Concerns that a weak global economy might derail the U.S. expansion sparked renewed market volatility in July and September, but strong corporate earnings and solid domestic economic data—including an estimated 3.9% annualized GDP growth rate for the third quarter—subsequently drove some broad market indices to record highs.

Industrial and Health Care Stocks Bolstered Relative Results

The fund’s underlying managers achieved particularly strong results in the industrials sector. Railcar producer The Greenbrier Companies doubled its manufacturing capacity in response to a surge in new orders, and aircraft parts maker Spirit AeroSystems Holdings raised its profit outlook after accumulating a record order

4

backlog. In the health care sector, intensifying mergers-and-acquisitions activity lifted the stock prices of Furiex Pharmaceuticals, Questcor Pharmaceuticals, and Gentiva Health Services.

Disappointments during the reporting period included underweighted exposure to real estate investment trusts (“REITs”), which fared well when income-oriented investors flocked to dividend-paying stocks in the low interest rate environment.To a lesser degree, relative performance was dampened by nutritional products seller Nu Skin Enterprises, whose sales practices came under regulatory scrutiny in China.

Finding Attractively Valued Opportunities

Small-cap value stocks’ lagging performance compared to large-cap stocks has made relative valuations more attractive. In addition, we expect robust mergers-and-acquisitions activity to support the asset class, as should small companies’ relatively light exposure to troubled international markets. In this environment, the fund’s underlying managers have found ample opportunities in the industrials and information technology sectors, but fewer among relatively defensive, dividend-paying stocks.

December 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those
Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Value Fund on 12/17/08 (inception date) to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/14
	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/17/08	–2.59%		15.41%	16.62%
without sales charge	12/17/08	3.35%		16.79%	17.79%
Class C shares
with applicable redemption charge †	12/17/08	1.66%		15.94%	16.93%
without redemption	12/17/08	2.60%		15.94%	16.93%
Class I shares	12/17/08	3.72%		17.19%	18.18%
Class Y shares	7/1/13	3.71%		17.12%††	18.07	%††
Russell 2000 Value Index	12/31/08	3.36%		15.31%	14.99	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.
†††	For comparative purposes, the value of the Index as of 12/31/08 is used as the beginning value on 12/17/08.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Value Fund from June 1, 2014 to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.56	$10.33	$4.80	$4.80
Ending value (after expenses)	$1,013.00	$1,009.80	$1,014.90	$1,014.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.58	$10.35	$4.81	$4.81
Ending value (after expenses)	$1,018.55	$1,014.79	$1,020.31	$1,020.31

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, .95% for
Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2014

Common Stocks—96.8%	Shares		Value ($)
Automobiles & Components—1.7%
Cooper Tire & Rubber	89,120		3,023,842
Dana Holding	66,430		1,408,316
Gentherm	35,500	[a]	1,337,995
Modine Manufacturing	125,170	[a]	1,523,319
Motorcar Parts of America	58,300	[a]	1,967,625
Remy International	12,170		223,928
Superior Industries International	80,710		1,462,465
Thor Industries	14,271		838,564
Winnebago Industries	57,960		1,459,433
			13,245,487
Banks—13.1%
Atlantic Coast Financial Corporation	164,440	[a]	665,982
Banc of California	40,480	[b]	445,280
Bancorp	128,700	[a]	1,153,152
Bank of Hawaii	28,320		1,632,082
BankUnited	120,157		3,628,741
BBCN Bancorp	98,065		1,365,065
BofI Holding	21,800	[a]	1,720,456
Bryn Mawr Bank	50,990		1,500,636
Centerstate Banks	93,910		1,049,914
City Holding	35,350	[b]	1,545,855
City National	14,450		1,115,396
Columbia Banking System	210,335		5,777,902
Commerce Bancshares	19,856		850,212
Community Bank System	44,345		1,640,321
Customers Bancorp	86,190	[a]	1,551,420
CVB Financial	115,180		1,747,281
Dime Community Bancshares	105,100		1,592,265
Eagle Bancorp	82,280	[a]	2,823,850
East West Bancorp	54,519		2,004,664
F.N.B	95,013		1,196,214
First Financial Bancorp	107,540		1,904,533
First Financial Bankshares	82,830	[b]	2,498,981
First Merchants	36,757		788,438
First Niagara Financial Group	250,271		2,044,714

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Banks (continued)
FirstMerit	100,497		1,797,891
Great Southern Bancorp	28,790		1,073,291
Hancock Holding	89,302		2,921,068
Heritage Financial	56,698		959,897
Heritage Financial Group	48,259		1,014,887
Home Loan Servicing Solutions	90,600		1,770,324
Huntington Bancshares	235,280		2,378,681
IBERIABANK	85,247		5,568,334
Independent Bank	90,785		3,597,810
Investors bancorp	80,008		864,886
Lakeland Financial	46,360		1,835,392
MB Financial	116,056		3,655,764
MGIC Investment	38,730	[a]	360,576
PacWest Bancorp	90,488		4,207,692
Park Sterling	100,739		719,276
Popular	51,000	[a]	1,664,640
Radian Group	89,400	[b]	1,524,270
South State	20,449		1,266,407
Southside Bancshares	50,770	[b]	1,641,394
Sterling Bancorp	72,980		976,472
Stock Yards Bancorp	21,110		660,532
TCF Financial	102,750		1,594,680
Texas Capital Bancshares	54,670	[a]	3,013,957
TriCo Bancshares	56,440		1,400,276
TrustCo Bank	223,753		1,523,758
Trustmark	45,243		1,055,972
Umpqua Holdings	85,750		1,456,893
Union Bankshares	33,354		768,476
United Financial Bancorp	70,295		968,665
Westamerica Bancorporation	28,500	[b]	1,385,100
Wilshire Bancorp	182,840		1,751,607
Wintrust Financial	37,600		1,680,344
WSFS Financial	25,010		1,878,251
			101,180,817

10

Common Stocks (continued)	Shares		Value ($)
Capital Goods—11.7%
A.O. Smith	66,581		3,590,713
AAON	69,990		1,450,193
Aerovironment	21,850	[a]	605,464
Albany International, Cl. A	42,580		1,591,215
Allied Motion Technologies	18,348		399,619
Beacon Roofing Supply	28,820	[a]	780,446
Blount International	115,080	[a]	1,889,614
Carlisle	9,500		849,300
CLARCOR	30,500		2,009,645
Columbus McKinnon	30,390		811,717
DigitalGlobe	55,700	[a]	1,504,457
DXP Enterprises	30,480	[a]	1,791,005
Dycom Industries	19,770	[a]	604,764
EnerSys	26,071		1,583,292
Exelis	74,700		1,340,118
Franklin Electric	19,321		725,697
FreightCar America	37,168		1,075,270
GenCorp	72,000	[a]	1,202,400
Generac Holdings	25,700	[a,b]	1,114,866
General Cable	46,030		633,373
Gibraltar Industries	51,086	[a]	733,084
Global Brass & Copper Holdings	46,980		575,505
Graco	33,300		2,667,330
GrafTech International	150,337	[a]	613,375
Granite Construction	22,760		815,946
The Greenbrier Companies	25,400	[b]	1,409,192
H&E Equipment Services	32,600		1,141,000
Harsco	182,370		3,530,683
Hexcel	153,265	[a]	6,634,842
Hillenbrand	98,638		3,172,198
ITT	28,430		1,177,002
KBR	95,540		1,608,894
KEYW Holding	80,530	[a,b]	870,529
Lawson Products	34,950	[a]	796,161

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
LSI Industries	48,815		329,013
Lydall	30,571	[a]	812,271
Manitowoc	56,250	[b]	1,132,875
Meritor	82,310	[a]	1,158,925
Miller Industries	13,165		235,917
Mueller Water Products, Cl. A	401,950		3,814,506
National Presto Industries	9,860	[b]	578,388
NCI Building Systems	31,830	[a]	593,948
Orion Marine Group	63,443	[a]	696,604
Owens Corning	44,100		1,536,444
Ply Gem Holdings	148,290	[a,b]	1,856,591
Quanex Building Products	34,970		691,707
Regal-Beloit	45,639		3,300,613
Spirit AeroSystems Holdings, Cl. A	70,310	[a]	3,031,064
Standex International	29,780		2,173,047
Sun Hydraulics	18,400		740,968
Teledyne Technologies	21,540	[a]	2,302,841
TriMas	136,305	[a]	4,243,175
Trinity Industries	25,030		802,462
Triumph Group	31,334		2,132,592
Tutor Perini	53,400	[a]	1,348,350
Twin Disc	30,880		706,534
Wabash National	311,160	[a]	3,357,416
Woodward	29,777		1,538,875
			90,414,035
Commercial & Professional Services—6.2%
ABM Industries	123,702		3,351,087
Acacia Research	61,250	[b]	1,164,975
ACCO Brands	94,044	[a]	823,825
Brady, Cl. A	32,640		816,000
The Brink’s Company	3,524		76,471
CBIZ	137,524	[a]	1,189,583
CDI	59,578		1,023,550
Civeo	58,230		548,527
Clean Harbors	29,100	[a]	1,360,425
Corporate Executive Board	34,800		2,547,708

12

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional
Services (continued)
Covanta Holding	165,040		4,137,553
Deluxe	71,185		4,160,763
Ennis	33,227		442,251
FTI Consulting	46,052	[a]	1,785,436
G&K Services, Cl. A	21,000		1,367,100
Kelly Services, Cl. A	39,780		614,203
Korn/Ferry International	56,359	[a]	1,530,147
Matthews International, Cl. A	71,450		3,291,702
MSA Safety	65,088		3,575,284
Multi-Color	40,730		2,233,633
R.R. Donnelley & Sons	63,874		1,075,638
Steelcase, Cl. A	375,174		6,573,048
Tetra Tech	51,476		1,399,118
UniFirst	7,940		886,025
United Stationers	46,850		1,923,661
			47,897,713
Consumer Durables & Apparel—2.8%
Arctic Cat	51,170		1,691,168
Crocs	91,180	[a]	1,210,871
CSS Industries	37,240		1,080,332
Iconix Brand Group	129,580	[a,b]	5,236,328
LeapFrog Enterprises	128,254	[a]	700,267
Libbey	43,800	[a]	1,316,190
M/I Homes	138,660	[a]	3,178,087
Skullcandy	173,800	[a]	1,647,624
Smith & Wesson Holding	90,000	[a,b]	897,300
UCP, Cl. A	58,583	[a]	667,260
Unifi	70,260	[a]	2,001,005
Wolverine World Wide	67,100		2,047,221
			21,673,653
Consumer Services—2.6%
American Public Education	25,000	[a]	840,000
Bloomin’ Brands	50,670	[a]	1,153,756
Bob Evans Farms	20,110	[b]	1,093,180
Capella Education	31,690		2,160,624

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
Cheesecake Factory	31,900		1,544,917
Darden Restaurants	14,560	[b]	829,774
DeVry Education Group	17,140		837,460
Graham Holdings, Cl. B	1,200		1,064,988
Interval Leisure Group	163,650		3,557,751
Jamba	102,600	[a]	1,271,214
LifeLock	91,900	[a]	1,517,269
Ruth’s Hospitality Group	66,654		875,834
SeaWorld Entertainment	144,150		2,405,863
Wendy’s	73,200		638,304
			19,790,934
Diversified Financials—4.4%
Ares Capital	123,584		2,032,957
Artisan Partners Asset Management	28,500		1,474,875
Cowen Group, Cl. A	31,500	[a]	133,560
Encore Capital Group	162,725	[a,b]	6,982,530
Evercore Partners, Cl. A	68,663		3,467,482
Fifth Street Finance	74,823		663,680
First Cash Financial Services	62,200	[a]	3,593,916
FNFV Group	77,035	[a]	1,099,289
Gain Capital Holdings	76,786		678,788
Janus Capital Group	34,932		549,131
New Mountain Finance	66,634	[b]	1,005,507
PHH	112,013	[a,b]	2,594,221
Stifel Financial	124,030	[a]	6,019,176
Voya Financial	21,900		917,172
World Acceptance	29,309	[a,b]	2,237,156
			33,449,440
Energy—2.4%
Atwood Oceanics	31,163		1,000,021
Delek US Holdings	47,800		1,429,220
Energy XXI	81,500	[b]	326,815
Era Group	51,300	[a]	1,079,865
GulfMark Offshore, Cl. A	22,413		583,859
Helix Energy Solutions Group	65,100	[a]	1,488,837
ION Geophysical	217,170	[a]	536,410

14

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
McDermott International	90,420	[a,b]	320,991
Newpark Resources	95,900	[a,b]	1,004,073
PBF Energy	48,300		1,364,958
Rex Energy	169,570	[a]	1,190,381
Rosetta Resources	25,028	[a]	736,324
Sanchez Energy	85,914	[a,b]	969,969
Synergy Resources	25,200	[a]	247,212
Tesco	113,359	[b]	1,597,228
TETRA Technologies	167,290	[a]	1,062,292
Tidewater	32,051	[b]	990,696
Triangle Petroleum	75,036	[a,b]	361,674
Ultra Petroleum	39,490	[a]	783,876
World Fuel Services	13,400		606,752
WPX Energy	48,090	[a]	652,581
			18,334,034
Exchange-Traded Funds—.2%
iShares Russell 2000 ETF	15,767	[b]	1,839,851
Food & Staples Retailing—.3%
Andersons	20,650		1,115,926
SpartanNash	42,772		997,871
Village Super Market, Cl. A	22,200		533,022
			2,646,819
Food, Beverage & Tobacco—1.5%
Darling Ingredients	172,910	[a]	3,216,126
Lancaster Colony	34,058		3,198,046
National Beverage	72,900	[a]	1,832,706
Pinnacle Foods	31,020		1,055,611
TreeHouse Foods	22,700	[a]	1,837,565
			11,140,054
Health Care Equipment & Services—4.1%
Accuray	95,190	[a,b]	655,859
Addus HomeCare	19,770	[a]	456,292
Air Methods	25,700	[a]	1,140,566
Allscripts Healthcare Solutions	195,820	[a]	2,353,756
AmSurg	15,951	[a]	822,593
AngioDynamics	41,819	[a]	731,832

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Anika Therapeutics	35,000	[a]	1,431,150
Cynosure, Cl. A	74,000	[a]	2,040,180
Derma Sciences	86,740	[a,b]	712,135
Gentiva Health Services	142,580	[a]	2,767,478
HealthSouth	20,510		843,576
Hill-Rom Holdings	35,578		1,628,049
Kindred Healthcare	126,613		2,518,332
MedAssets	140,971	[a]	2,726,379
Merit Medical Systems	52,751	[a]	780,715
Molina Healthcare	36,800	[a]	1,881,216
Patterson	41,100		1,980,198
Premier, Cl. A	25,720	[a]	874,994
Providence Service	40,200	[a]	1,573,026
Symmetry Medical	72,179	[a]	650,333
Syneron Medical	85,660	[a]	880,585
Triple-S Management, Cl. B	51,500	[a]	1,190,680
WellCare Health Plans	14,347	[a]	1,057,948
			31,697,872
Household & Personal Products—.5%
Elizabeth Arden	37,160	[a,b]	645,841
Nu Skin Enterprises, Cl. A	23,291	[b]	973,564
WD-40	33,800		2,572,180
			4,191,585
Insurance—5.3%
American Equity Investment Life Holding	116,154		3,136,158
American Financial Group	13,330		804,999
American National Insurance	7,350		843,633
Argo Group International Holdings	8,244		465,291
Assurant	13,700		925,983
Endurance Specialty Holdings	34,000		2,005,320
FBL Financial Group, Cl. A	7,970		409,738
First American Financial	126,909		4,062,357
FNF Group	35,150		1,138,860
Greenlight Capital, Cl. A	28,500	[a]	898,320
The Hanover Insurance Group	23,975		1,708,938
HCC Insurance Holdings	26,130		1,386,719

16

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
Horace Mann Educators	134,060		4,196,078
Infinity Property & Casualty	16,500		1,198,890
Kemper	73,980		2,608,535
Maiden Holdings	139,500		1,821,870
Primerica	92,850		4,868,126
RLI	54,300		2,493,999
Stewart Information Services	92,998		3,300,499
Symetra Financial	36,930		836,834
Validus Holdings	32,238		1,337,877
			40,449,024
Materials—6.2%
American Vanguard	151,290	[b]	1,647,548
AptarGroup	11,700		763,425
Avery Dennison	67,320		3,333,013
Balchem	18,400		1,196,000
Chemtura	92,640	[a]	2,158,512
Cliffs Natural Resources	41,330	[b]	376,930
Crown Holdings	59,210	[a]	2,930,895
Cytec Industries	105,264		5,063,198
Ferro	258,370	[a]	3,325,222
FutureFuel	88,200		984,312
Glatfelter	88,618		2,243,808
Greif, Cl. A	26,503		1,162,157
Haynes International	16,500		740,685
Headwaters	90,300	[a]	1,264,200
Intrepid Potash	131,230	[a,b]	1,872,652
Kaiser Aluminum	48,268		3,512,945
Koppers Holdings	49,147		1,434,109
Kraton Performance Polymers	39,480	[a]	726,432
LSB Industries	49,659	[a]	1,642,223
Materion	41,150		1,430,785
Mercer International	95,335	[a]	1,267,002
Nevsun Resources	235,350		934,339
Olympic Steel	32,840		533,978
PolyOne	109,255		4,075,212
RPM International	8,189		390,615

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Sealed Air	43,100		1,703,743
Sonoco Products	22,805		958,266
			47,672,206
Media—1.6%
Cinemark Holdings	56,500		2,051,515
E.W. Scripps, Cl. A	84,000	[a,b]	1,644,720
LIN Media, Cl. A	61,400	[a,b]	1,481,582
Meredith	66,726		3,521,798
New Media Investment Group	67,041		1,362,273
Starz, Cl. A	22,580	[a]	744,914
World Wrestling Entertainment, Cl. A	103,600	[b]	1,192,436
			11,999,238
Pharmaceuticals, Biotech &
Life Sciences—2.0%
Affymetrix	116,470	[a,b]	1,063,371
AMAG Pharmaceuticals	16,840	[a]	626,448
BioDelivery Sciences International	47,830	[a,b]	734,191
Cambrex	123,780	[a]	2,815,995
Charles River Laboratories International	99,148	[a]	6,419,833
Concert Pharmaceuticals	39,188		493,769
Flamel Technologies, ADR	214,549	[a]	3,065,905
Sagent Pharmaceuticals	10,119	[a,b]	291,731
			15,511,243
Real Estate—2.7%
Altisource Portfolio Solutions	18,500	[a,b]	967,180
AV Homes	55,520	[a]	831,134
Chatham Lodging Trust	40,900	[c]	1,094,484
Corporate Office Properties Trust	126,327	[c]	3,551,052
First Potomac Realty Trust	74,461	[c]	921,827
Hersha Hospitality Trust	281,865	[c]	2,088,620
iStar Financial	114,155	[a,c]	1,631,275
LaSalle Hotel Properties	56,852	[c]	2,295,115
Lexington Realty Trust	161,800	[c]	1,779,800
Medical Properties Trust	87,739	[c]	1,216,063
New Senior Investment Group	99,550	[b]	1,756,062
Newcastle Investment	99,550	[c]	488,791

18

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Omega Healthcare Investors	13,747	[b,c]	525,410
Outfront Media	33,810		914,899
Ramco-Gershenson Properties Trust	43,735	[c]	782,857
			20,844,569
Retailing—4.3%
ANN	82,280	[a]	3,022,144
Ascena Retail Group	111,224	[a]	1,489,289
Big Lots	58,540		2,973,832
The Children’s Place	31,500		1,765,890
CST Brands	24,690		1,077,965
DSW, Cl. A	60,042		2,130,290
Express	76,870	[a]	1,149,207
Finish Line, Cl. A	41,352		1,180,186
GameStop, Cl. A	23,560	[b]	890,804
Genesco	18,073	[a]	1,470,600
GNC Holdings, Cl. A	38,040		1,682,129
Lithia Motors, Cl. A	42,687		3,137,921
New York & Co.	70,880	[a]	194,920
Office Depot	228,388	[a]	1,514,212
Outerwall	25,021	[a,b]	1,758,476
Rent-A-Center	23,361		805,955
Select Comfort	75,352	[a]	1,984,772
Shutterfly	35,300	[a]	1,509,428
Sonic Automotive, Cl. A	65,720		1,694,919
Stage Stores	62,200		1,274,478
			32,707,417
Semiconductors & Semiconductor
Equipment—3.4%
ANADIGICS	732,556	[a]	587,217
Axcelis Technologies	677,655	[a]	1,456,958
Brooks Automation	47,940		561,377
Cabot Microelectronics	48,620	[a]	2,299,726
CEVA	36,430	[a]	626,960
ChipMOS Technologies	53,600		1,117,024
FormFactor	130,850	[a]	1,052,034
Freescale Semiconductor	71,320	[a,b]	1,546,931

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Integrated Silicon Solution	46,743		676,371
Mellanox Technologies	28,990	[a]	1,236,424
Microsemi	141,855	[a]	3,858,456
Rambus	177,180	[a]	2,099,583
Rudolph Technologies	38,100	[a]	349,758
Silicon Image	252,600	[a]	1,396,878
Spansion, Cl. A	57,660	[a]	1,347,514
Teradyne	96,504		1,915,604
Ultratech	113,190	[a]	2,203,809
Veeco Instruments	19,100	[a]	714,531
Xcerra	128,607	[a]	1,030,142
			26,077,297
Software & Services—6.9%
Acxiom	66,400	[a]	1,263,592
American Software, Cl. A	150,393		1,364,065
AVG Technologies	83,900	[a]	1,647,796
Bankrate	84,330	[a]	985,818
Booz Allen Hamilton Holdings	133,936		3,644,399
CACI International, Cl. A	3,259	[a]	290,670
Cadence Design Systems	79,310	[a,b]	1,496,580
Cass Information Systems	43,468		1,979,098
Computer Services	28,343		1,160,646
Comverse	84,113	[a]	1,686,466
Convergys	136,400		2,843,940
CoreLogic	92,530	[a]	3,073,847
Covisint	136,400	[a,b]	313,720
Digital River	53,080	[a]	1,347,701
DST Systems	27,490		2,728,383
Epiq Systems	68,900		1,056,926
ExlService Holdings	66,380	[a]	1,860,631
FalconStor Software	592,889	[a]	616,605
Gigamon	43,100	[a,b]	618,054
Heartland Payment Systems	26,100		1,422,972
Jack Henry & Associates	39,400		2,421,524

20

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
MoneyGram International	75,760	[a]	653,051
Monotype Imaging Holdings	42,800		1,182,992
NeuStar, Cl. A	43,800	[a,b]	1,193,550
Nuance Communications	76,850	[a]	1,162,741
Rovi	130,190	[a]	2,900,633
SeaChange International	120,520	[a]	808,689
Silver Spring Networks	55,100	[a,b]	395,067
SS&C Technologies Holdings	26,900		1,359,795
Stamps.com	28,600	[a]	1,351,350
Syntel	50,000	[a]	2,225,000
Unwired Planet	548,255	[a]	751,109
VeriFone Systems	34,660	[a]	1,235,976
Verint Systems	68,768	[a]	4,139,155
			53,182,541
Technology Hardware & Equipment—7.9%
ADTRAN	35,315		737,730
Anixter International	53,753	[a]	4,671,136
ARRIS Group	89,980	[a]	2,678,705
Aviat Networks	401,738	[a]	606,624
Avnet	19,590		857,846
Badger Meter	33,625		1,852,401
Bel Fuse, Cl. B	43,120		1,141,818
Belden	51,697		3,775,432
Black Box	40,399		936,449
Brocade Communications Systems	199,200		2,252,952
Ceragon Networks	101,330	[a,b]	109,436
Ciena	90,830	[a,b]	1,501,420
Cognex	30,800	[a]	1,253,868
CTS	39,130		672,253
Dolby Laboratories, Cl. A	25,210		1,118,820
GSI Group	37,660	[a]	477,529
Harmonic	145,300	[a]	1,017,100
II-VI	78,530	[a]	1,042,093
Infinera	142,020	[a,b]	1,935,733
Ingram Micro, Cl. A	56,027	[a]	1,536,821

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Technology Hardware &
Equipment (continued)
InvenSense	62,600	[a,b]	907,074
Itron	25,430	[a]	1,027,372
JDS Uniphase	107,200	[a]	1,430,048
Knowles	3,264	[a,b]	68,185
Lexmark International, Cl. A	51,420		2,203,861
Littelfuse	36,887		3,545,947
Maxwell Technologies	48,100	[a]	494,949
Mercury Systems	110,190	[a]	1,423,655
Methode Electronics	35,800		1,387,250
Oplink Communications	25,283		611,090
OSI Systems	10,110	[a]	713,463
Park Electrochemical	58,917		1,449,358
Plantronics	9,560		498,745
Plexus	15,679	[a]	611,638
QLogic	45,394	[a]	523,847
Quantum	795,749	[a]	1,257,283
Sanmina	88,760	[a]	2,183,496
ScanSource	36,438	[a]	1,415,981
Sonus Networks	541,380	[a]	2,003,106
SYNNEX	25,080		1,791,715
Vishay Intertechnology	324,662	[b]	4,503,061
Vishay Precision Group	30,010	[a]	502,067
			60,729,357
Telecommunication Services—.3%
FairPoint Communications	91,000	[a]	1,369,550
Telephone & Data Systems	23,640		604,238

22

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services (continued)
US Cellular	15,440	[a]	594,286
			2,568,074
Transportation—2.0%
Air Transport Services Group	103,988	[a]	826,705
Celadon Group	66,200		1,459,048
Danaos	122,201	[a,b]	691,658
JetBlue Airways	57,300	[a,b]	838,299
Landstar System	33,050		2,656,559
Quality Distribution	82,600	[a]	996,982
Ryder System	25,770		2,461,550
SkyWest	35,262		440,775
Swift Transportation	33,650	[a]	978,205
Werner Enterprises	130,364		4,043,891
			15,393,672
Utilities—2.7%
ALLETE	65,311		3,328,901
Dynegy	61,320	[a]	2,032,758
Hawaiian Electric Industries	71,111	[b]	2,004,619
New Jersey Resources	47,559		2,753,666
NorthWestern	50,700	[b]	2,698,761
Ormat Technologies	46,650	[b]	1,277,277
PNM Resources	60,100		1,740,496
Portland General Electric	74,603		2,750,613
Questar	79,300		1,902,407
			20,489,498
Total Common Stocks
(cost $642,104,872)			745,126,430

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—5.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $45,342,224)	45,342,224 [d]	45,342,224
Total Investments (cost $687,447,096)	102.7%	790,468,654
Liabilities, Less Cash and Receivables	(2.7%)	(20,875,823)
Net Assets	100.0%	769,592,831

ADR—American Depository Receipts
ETF—Exchange-Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan.At November 30, 2014, the value of the fund’s securities on loan was
$47,548,341 and the value of the collateral held by the fund was $50,237,518, consisting of cash collateral of
$45,342,224 and U.S. Government & Agency securities valued at $4,895,294.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banks	13.1	Utilities	2.7
Capital Goods	11.7	Consumer Services	2.6
Technology Hardware & Equipment	7.9	Energy	2.4
Software & Services	6.9	Pharmaceuticals, Biotech &
Commercial & Professional Services	6.2	Life Sciences	2.0
Materials	6.2	Transportation	2.0
Money Market Investment	5.9	Automobiles & Components	1.7
Insurance	5.3	Media	1.6
Diversified Financials	4.4	Food, Beverage & Tobacco	1.5
Retailing	4.3	Household & Personal Products	.5
Health Care Equipment & Services	4.1	Food & Staples Retailing	.3
Semiconductors & Semiconductor		Telecommunication Services	.3
Equipment	3.4	Exchange-Traded Funds	.2
Consumer Durables & Apparel	2.8
Real Estate	2.7		102.7

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $47,548,341)—Note 1(b):
Unaffiliated issuers	642,104,872	745,126,430
Affiliated issuers	45,342,224	45,342,224
Cash		26,412,679
Receivable for investment securities sold		7,210,262
Dividends and securities lending income receivable		1,079,500
Receivable for shares of Common Stock subscribed		95,090
Prepaid expenses		30,332
		825,296,517
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		607,054
Liability for securities on loan—Note 1(b)		45,342,224
Payable for investment securities purchased		9,443,880
Payable for shares of Common Stock redeemed		241,095
Accrued expenses		69,433
		55,703,686
Net Assets ($)		769,592,831
Composition of Net Assets ($):
Paid-in capital		579,594,940
Accumulated undistributed investment income—net		2,182,492
Accumulated net realized gain (loss) on investments		84,793,841
Accumulated net unrealized appreciation
(depreciation) on investments		103,021,558
Net Assets ($)		769,592,831

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	2,014,834	55,101	20,402,677	747,120,219
Shares Outstanding	80,939	2,325	809,126	29,641,373
Net Asset Value Per Share ($)	24.89	23.70	25.22	25.21
See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $7,508 foreign taxes withheld at source)	8,661,277
Income from securities lending—Note 1(b)	716,043
Total Income	9,377,320
Expenses:
Management fee—Note 3(a)	6,374,972
Custodian fees—Note 3(c)	95,723
Professional fees	85,723
Registration fees	71,154
Directors’ fees and expenses—Note 3(d)	51,517
Prospectus and shareholders’ reports	17,457
Shareholder servicing costs—Note 3(c)	13,467
Loan commitment fees—Note 2	6,148
Distribution fees—Note 3(b)	1,391
Miscellaneous	37,646
Total Expenses	6,755,198
Less—reduction in expenses due to undertaking—Note 3(a)	(605)
Less—reduction in fees due to earnings credits—Note 3(c)	(8)
Net Expenses	6,754,585
Investment Income—Net	2,622,735
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	88,770,738
Net unrealized appreciation (depreciation) on investments	(63,501,216)
Net Realized and Unrealized Gain (Loss) on Investments	25,269,522
Net Increase in Net Assets Resulting from Operations	27,892,257

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2014	2013 [a]
Operations ($):
Investment income—net	2,622,735	3,406,946
Net realized gain (loss) on investments	88,770,738	57,242,086
Net unrealized appreciation
(depreciation) on investments	(63,501,216)	133,980,280
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,892,257	194,629,312
Dividends to Shareholders from ($):
Investment income—net:
Class A	(5,087)	(8)
Class I	(3,895,063)	(1,841,668)
Class Y	(6)	—
Net realized gain on investments:
Class A	(138,419)	(41,592)
Class C	(19,582)	(6,501)
Class I	(56,713,713)	(21,618,710)
Class Y	(93)	—
Total Dividends	(60,771,963)	(23,508,479)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	909,969	474,459
Class C	18,504	76,163
Class I	76,211,933	161,203,345
Class Y	799,022,425	1,000
Dividends reinvested:
Class A	141,900	41,600
Class C	19,582	6,501
Class I	30,393,174	11,970,795
Cost of shares redeemed:
Class A	(466,697)	(250,905)
Class C	(201,387)	(67,468)
Class I	(779,866,478)	(67,007,781)
Class Y	(32,065,072)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	94,117,853	106,447,709
Total Increase (Decrease) in Net Assets	61,238,147	277,568,542
Net Assets ($):
Beginning of Period	708,354,684	430,786,142
End of Period	769,592,831	708,354,684
Undistributed investment income—net	2,182,492	3,455,876

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	36,677	21,746
Shares issued for dividends reinvested	5,770	2,155
Shares redeemed	(19,251)	(11,476)
Net Increase (Decrease) in Shares Outstanding	23,196	12,425
Class Cb
Shares sold	795	3,519
Shares issued for dividends reinvested	831	349
Shares redeemed	(8,480)	(3,372)
Net Increase (Decrease) in Shares Outstanding	(6,854)	496
Class Ic
Shares sold	3,068,808	7,324,503
Shares issued for dividends reinvested	1,223,987	614,943
Shares redeemed	(30,100,703)	(2,977,564)
Net Increase (Decrease) in Shares Outstanding	(25,807,908)	4,961,882
Class Yc
Shares sold	30,943,433	43.94
Shares redeemed	(1,302,104)	—
Net Increase (Decrease) in Shares Outstanding	29,641,329	43.94

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended November 30, 2013, 1,060 Class C shares representing $22,840 were exchanged for
1,021 Class A shares.
c During the period ended November 30, 2014, 27,149,740 Class I shares representing $705,893,243 were exchanged for 27,160,186 ClassY shares.

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	26.25	19.62	18.66	19.63	15.24
Investment Operations:
Investment income (loss)—net[a]	.01	.06	.02	(.04)	(.05)
Net realized and unrealized
gain (loss) on investments	.84	7.57	2.56	.23	4.47
Total from Investment Operations	.85	7.63	2.58	.19	4.42
Distributions:
Dividends from
investment income—net	(.08)	(.00)[b]	—	—	—
Dividends from net realized
gain on investments	(2.13)	(1.00)	(1.62)	(1.16)	(.03)
Total Distributions	(2.21)	(1.00)	(1.62)	(1.16)	(.03)
Net asset value, end of period	24.89	26.25	19.62	18.66	19.63
Total Return (%)[c]	3.35	40.73	15.04	.62	29.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31	1.33	1.40	1.29	1.34
Ratio of net expenses
to average net assets	1.30	1.30	1.36	1.27	1.32
Ratio of net investment income
(loss) to average net assets	.02	.25	.12	(.18)	(.27)
Portfolio Turnover Rate	104.22	68.30	74.74	67.49	56.03
Net Assets, end of period ($ x 1,000)	2,015	1,516	889	1,071	7,308

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	25.19	19.00	18.25	19.34	15.13
Investment Operations:
Investment (loss)—net[a]	(.20)	(.10)	(.12)	(.18)	(.18)
Net realized and unrealized
gain (loss) on investments	.84	7.29	2.49	.25	4.42
Total from Investment Operations	.64	7.19	2.37	.07	4.24
Distributions:
Dividends from net realized
gain on investments	(2.13)	(1.00)	(1.62)	(1.16)	(.03)
Net asset value, end of period	23.70	25.19	19.00	18.25	19.34
Total Return (%)[b]	2.60	39.69	14.16	(.03)	28.07
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.22	2.16	2.15	2.03	2.10
Ratio of net expenses
to average net assets	2.05	2.06	2.12	2.02	2.08
Ratio of net investment (loss)
to average net assets	(.83)	(.48)	(.64)	(.92)	(1.02)
Portfolio Turnover Rate	104.22	68.30	74.74	67.49	56.03
Net Assets, end of period ($ x 1,000)	55	231	165	164	916

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

30

		Year Ended November 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	26.55	19.84	18.83	19.72	15.28
Investment Operations:
Investment income—net[a]	.08	.14	.10	.04	.00 [b]
Net realized and unrealized
gain (loss) on investments	.87	7.65	2.57	.23	4.47
Total from Investment Operations	.95	7.79	2.67	.27	4.47
Distributions:
Dividends from
investment income—net	(.15)	(.08)	(.04)	—	(.00)[b]
Dividends from net realized
gain on investments	(2.13)	(1.00)	(1.62)	(1.16)	(.03)
Total Distributions	(2.28)	(1.08)	(1.66)	(1.16)	(.03)
Net asset value, end of period	25.22	26.55	19.84	18.83	19.72
Total Return (%)	3.72	41.27	15.45	1.04	29.32
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.95	.99	.99	1.07
Ratio of net expenses
to average net assets	.95	.95	.99	.99	1.06
Ratio of net investment income
to average net assets	.31	.60	.52	.20	.02
Portfolio Turnover Rate	104.22	68.30	74.74	67.49	56.03
Net Assets, end of period ($ x 1,000)	20,403	706,606	429,732	297,086	243,304

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	26.54	22.76
Investment Operations:
Investment income—net[b]	.12	.02
Net realized and unrealized gain (loss) on investments	.83	3.76
Total from Investment Operations	.95	3.78
Distributions:
Dividends from investment income—net	(.15)	—
Dividends from net realized gain on investments	(2.13)	—
Total Distributions	(2.28)	—
Net asset value, end of period	25.21	26.54
Total Return (%)	3.71	16.61	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	1.01	[d]
Ratio of net expenses
to average net assets	.95	.99	[d]
Ratio of net investment income
to average net assets	.45	.07	[d]
Portfolio Turnover Rate	104.22	68.30
Net Assets, end of period ($ x 1,000)	747,120	1

a	From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Value Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Thompson, Siegel and Walmsley, LLC (“TS&W”),Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Management LLC (“Neuberger Berman”), Lombardia Capital Partners, LLC (“Lombardia”), Iridian Asset Management LLC (“Iridian”), Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Channing Capital Management, LLC (“Channing”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio. At a December 26, 2013 meeting, the Company’s Board of Directors (the “Board”) voted to terminate the fund’s sub-investment advisory agreement with Vulcan Value Partners, LLC effective March 26, 2014. At a May 5, 2014 meeting, the Board approved a new sub-investment advisory agreement with Channing, which became effective on May 16, 2014.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

34

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

36

The following is a summary of the inputs used as of November 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	732,234,957	—	—	732,234,957
Equity Securities—
Foreign
Common Stocks†	11,051,622	—	—	11,051,622
Exchange-Traded
Funds	1,839,851	—	—	1,839,851
Mutual Funds	45,342,224	—	—	45,342,224

†	See Statement of Investments for additional detailed categorizations.

At November 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2014,The Bank of NewYork Mellon earned $172,264 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2014 were as follows:

Affiliated
Investment	Value		Value		Net
Company	11/30/2013 ($)	Purchases ($)	Sales ($)	11/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	54,693,360	296,475,798	305,826,934	45,342,224	5.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain dis-

38

tributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $31,933,251, undistributed capital gains $59,430,950 and unrealized appreciation $98,633,690.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2014 and November 30, 2013 were as follows: ordinary income $30,997,047 and $11,546,395, and long-term capital gains $29,774,916 and $11,962,084, respectively.

During the period ended November 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and limited partnership investments, the fund increased accumulated undistributed investment income-net by $4,037, decreased accumulated net realized gain (loss) on investments by $4,520 and increased paid-in capital by $483. Net assets and net asset value per share were not affected by this reclassification.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had contractually agreed, from December 1, 2013 through August 11, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.05% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from August 12, 2014 through April 1, 2015, to waive receipt of its fees and/or assume the direct expenses of Class A, Class C, Class I and ClassY shares, so that the expenses of none of the classes (excluding certain expenses as described above) do not exceed 1.05%, 1.05%, 1.05% and .95%, of the value of the respective class’ average daily net assets The reduction in expenses, pursuant to the undertaking, amounted to $605 during the period ended November 30, 2014.

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

40

Pursuant to separate sub-investment advisory agreements between Dreyfus and TS&W, Walthausen, Neuberger Berman, Lombardia, Iridian, Kayne and Channing, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays the sub-investment advisers a monthly fee at an annual percentage of the value of the fund’s portfolio. Dreyfus has obtained an exemptive order from the SEC, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-investment adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended November 30, 2014, the Distributor retained $7 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2014, Class C shares were charged $1,391 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their aver-

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

age daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2014, Class A and Class C shares were charged $4,584 and $463, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2014, the fund was charged $3,232 for transfer agency services and $131 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $8.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2014, the fund was charged $95,723 pursuant to the custody agreement.

42

During the period ended November 30, 2014, the fund was charged $13,643 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $567,082, Distribution Plan fees $34, Shareholder Services Plan fees $423, custodian fees $35,932, Chief Compliance Officer fees $2,714 and transfer agency fees $895, which are offset against an expense reimbursement currently in effect in the amount of $26.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2014, amounted to $762,681,410 and $718,548,006, respectively.

At November 30, 2014, the cost of investments for federal income tax purposes was $691,834,964; accordingly, accumulated net unrealized appreciation on investments was $98,633,690, consisting of $132,576,676 gross unrealized appreciation and $33,942,986 gross unrealized depreciation.

The Fund 43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Select Managers Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small Cap Value Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Value Fund at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2015

44

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 22.65% of the ordinary dividends paid during the fiscal year ended November 30, 2014 as qualifying for the corporate dividends received deduction.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,587,784 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $1.0158 per share as a short-term capital gain distribution and $1.1116 per share as a long-term capital gain distribution paid on December 31, 2013 and the fund also reports $.0005 per share as a short-term capital gain distribution and $.0049 per share as a long-term capital gain distribution paid on March 19, 2014.

The Fund 45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT, PORTFOLIO ALLOCATION MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 3-4, 2014, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”); (b) Dreyfus’ Portfolio Allocation Management Agreement (the “Allocation Agreement”) with EACM Advisors, LLC (“EACM”), pursuant to which EACM is responsible for evaluating and recommending sub-advisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each sub-adviser, monitoring and evaluating the performance of the sub-advisers, and recommending whether a sub-adviser should be terminated; and (c) Dreyfus’ separate Sub-Investment Advisory Agreements (collectively with the Management Agreement and the Allocation Agreement, the “Agreements”) with each of Thomson, Siegel and Walmsley, LLC, Walthausen & Co., LLC, Neuberger Berman Management, LLC, Lombardia Capital Partners, LLC, Iridian Asset Management, LLC and Kayne Rudnick Anderson Investment Management, LLC (collectively, the “Sub-Advisers”), pursuant to which each Sub-Adviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus, EACM and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among

46

distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over EACM and the Sub-Advisers, and EACM’s evaluations and recommendations to Dreyfus regarding the Sub-Advisers and EACM’s supervisory activities over the Sub-Advisers. The Board also considered the Sub-Advisers’ brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was below the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed, until October 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05%.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

48

The Board considered the fee to EACM and to each Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by EACM, each Sub-Adviser and Dreyfus. The Board also reviewed and considered the individual performance of the respective Sub-Advisers as to the portion of the fund’s assets under their manage-ment.The Board also noted that EACM’s and each Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, EACM and the Sub-Advisers, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays EACM and the Sub-Advisers pursuant to the respective Agreements, the Board did not consider EACM’s or any Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of

The Fund 49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and each Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and EACM from acting as portfolio allocation manager, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus, EACM and the Sub-Advisers are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus, EACM and the Sub-Advisers were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, EACM and the Sub-Advisers, of the fund and the services provided to the fund by Dreyfus, EACM and the Sub-Advisers. The Board also relied on information received on a routine and regular basis through-

50

out the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreements.

APPROVAL OF AN ADDITONAL SUB-INVESTMENT ADVISER

At a meeting of the Board held on May 5, 2014, Dreyfus and EACM recommended the appointment of Channing Capital Management, LCC (“Channing”) to serve as a new sub-adviser for the fund. The recommendation of Channing was based on, among other information, EACM’s review and due diligence report relating to Channing and its investment advisory services. In the opinion of Dreyfus and EACM, the proposed allocation to Channing of a portion of the fund’s assets would allow Channing to effectively complement the fund’s six other sub-advisers,Thomson, Siegel and Walmsley, LLC,Walthausen & Co., LLC, Neuberger Berman Management, LLC, Lombardia Capital Partners, LLC, Iridian Asset Management, LLC and Kayne Rudnick Anderson Investment Management, LLC, and increase portfolio diversification, as well as help avoid any potential capacity constraints that may arise if the fund continues its steady asset growth, and would be in the best interests of the fund’s shareholders.The target percentage of the fund’s assets to be allocated to Channing will occur over time.

At the Meeting, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the fund or Dreyfus (the “Independent Directors”), considered and

The Fund 51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

approved a new Sub-Investment Advisory Agreement, on behalf of the fund, between Dreyfus and Channing (the “Sub-Advisory Agreement”). In determining whether to approve the Sub-Advisory Agreement, the Board considered the due diligence materials prepared by EACM and other information, which included: (i) a copy of the Sub-Advisory Agreement between Dreyfus and Channing; (ii) information regarding the process by which EACM recommended and Dreyfus selected and recommended Channing for Board approval; (iii) information regarding the nature, extent and quality of the services Channing would provide to the fund; (iv) information regarding Channing’s reputation, investment management business, personnel, and operations; (v) information regarding Channing’s brokerage and trading policies and practices; (vi) information regarding the level of the sub-investment advisory fee to be charged by Channing; (vii) information regarding Channing’s compliance program; and (viii) information regarding Channing’s historical performance returns managing investment mandates similar to the fund’s investment mandate, with such performance compared to relevant indices. The Board also considered the substance of discussions with representatives of Dreyfus and EACM at the Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Channing. In examining the nature, extent and quality of the services to be provided by Channing to the fund, the Board considered Channing’s: (i) organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) proposed investment strategy for the fund; (iv) long- and short-term performance relative to unmanaged indices; and (v) compliance program. The Board specifically took into account Channing’s investment process and research resources and capabilities, evaluating how Channing would complement the fund’s existing Sub-Advisers. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement, noting the substantial similarity to the terms

52

of the fund’s other sub-investment advisory agreements.The Board also considered the review process undertaken by EACM, subject to Dreyfus’ supervision, and EACM’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Channing.The Board concluded that the fund will benefit from the quality and experience of Channing’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Channing were adequate and appropriate in light of Channing’s experience in managing small cap value equity assets, Channing’s portfolio management and research resources to be applied in managing a portion of the fund’s portfolio, and Dreyfus’ and EACM’s recommendation to engage Channing, and supported a decision to approve the Sub-Advisory Agreement.

Investment Performance of Channing. Because Channing was a newly-appointed sub-adviser for the fund, the Board could not consider its investment performance in managing a portion of the fund’s portfolio as a factor in evaluating the Sub-Advisory Agreement during the Meeting. However, the Board did review Channing’s historical performance record in managing other portfolios that were comparable to the fund with respect to its investment mandate.The Board also discussed with representatives of Dreyfus and EACM the investment strategies to be employed by Channing in the management of its portion of the fund’s assets. The Board noted Channing’s reputation and experience with respect to small cap value equity investing, the portfolio manager’s experience in selecting small cap value stocks, and EACM’s experience and reputation in selecting, evaluating, and overseeing investment managers. Based on their consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Sub-Advisory Agreement.

Costs of Services to be Provided. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus, and not the fund, and, thus, would

The Fund 53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT,
PORTFOLIO ALLOCATION MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (continued)

not impact the fees paid by the fund. The Board concluded that the proposed fee payable to Channing by Dreyfus with respect to the assets to be allocated to Channing in its capacity as a sub-adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized.The Board recognized that, because Channing’s fee would be paid by Dreyfus, and not the fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, considerations of profitability and economies of scale with respect to Channing were not relevant to the Board’s determination to approve the Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to Channing as a result of its relationship with the fund. The Board concluded that any benefits that were expected to accrue to Channing by virtue of its relationship with the fund were reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, concluded that the initial approval of the Sub-Advisory Agreement was in the best interests of the fund, and approved the Sub-Advisory Agreement for the fund.

54

BOARD MEMBERS INFORMATION (Unaudited)
I N D E P E N D E N T B O A R D M E M B E R S

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
William Hodding Carter III (79)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

The Fund 55

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Richard C. Leone (74)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow (2011-present) and former President (1989-2011) of The Century Foundation
(formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (51)
Board Member (1995)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

56

Burton N. Wallack (64)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President and Co-owner of Wallack Management Company, a real estate management company
(1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Emeritus Chairman of the Real Estate Board of New York (2004-2006)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

The Fund 57

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Arnold S. Hiatt, Emeritus Board Member

58

OFFICERS OF THE FUND (Unaudited)

The Fund 59

OFFICERS OF THE FUND (Unaudited)

(continued)

60

For More Information

Dreyfus
U.S. Equity Fund

ANNUAL REPORT November 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
37	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Equity Fund, covering the 12-month period from December 1, 2013, through November 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility stemming mainly from economic and geopolitical concerns in overseas markets, U.S. stocks gained ground over the reporting period when the domestic economy continued to rebound. As a result, several broad measures of equity market performance established new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags — including tight fiscal policies and private sector deleveraging — fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2013, through November 30, 2014, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2014, Dreyfus U.S. Equity Fund’s Class A shares achieved a return of 6.02%, Class C shares returned 5.23%, Class I shares returned 6.37%, and Class Y shares returned 6.43%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International USA Index (“MSCI USA Index”), achieved a 16.07% return over the same period.2

U.S. equities generally advanced during the reporting period as a domestic economic recovery gained momentum. The fund produced lower returns than its benchmark, mainly due to its relatively defensive investment posture in a rising market.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in stocks of companies that are located in the United States.When selecting stocks,Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of their cash generation and to understand the variables that add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of their products, costs and pricing, competition, industry position, and outlook.

Little Reward for Quality

Over the long term, share prices reflect earnings and dividend growth of the underlying company. Over the short term, the picture is rarely so rational. In 2014, there was little reward for perceived quality companies capable of meaningful growth over time as the performance line between quality and value remained blurred at best. This short-term mood has stood in contrast to Walter Scott’s consistently applied approach and long-term outlook.

Whilst markets generally have continued on their march upwards, energy has taken a decidedly different path in recent times as oil prices have plummeted. Where will oil

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

prices go from here? Whilst not attempting to make such predictions, each and every one of Walter Scott’s energy holdings is rightly under review. With an investment approach that favors exploration and production (E&P) companies over majors and super majors, companies held were bought on the basis of lower cost production growth, and the investment team is now testing its analysis of these companies rigorously. What is very apparent is that cash flows will diminish and stronger companies may take advantage, either through acquisitions or by tightening the screws on rivals.

On where the oil price will go from here, debate is rife.The bears cite the potential disruptive forces of greater energy efficiency and new technologies that could impact demand.The bulls would argue that, in only a matter of years, urbanization in emerging markets will see automobile penetration in countries such as China and India increasing and therefore the demand for oil picking up.With auto penetration in China currently at seven in 1,000 per capita, there is enormous potential for an increase in demand in the future, if not immediately. Until then, energy companies are clearly scrutinizing their capital expenditure plans with a number having come out with revisions to their guidance.

Turning to the economy more generally, the U.S. continues to lead its developed world counterparts in recovery terms, and this picture looks likely to persist. The outlook for the U.S. consumer is good. Low interest rates, positive news on the labor market with 321,000 new jobs having been added in November, and the continued rise in the stock market all underpin that outlook. Further, the effect of the aforementioned oil price decline can be viewed as almost a tax break, giving shoppers that bit of extra cash to spend elsewhere.

Valuation of the market remains a source of much debate and cause for some near-term concern. As of the fourth quarter, Robert Shiller’s cyclically adjusted PE ratio suggests that companies are significantly overvalued. In contrast, forward PE ratios suggest that the market is close to fair value. More pertinently perhaps at this juncture, in comparison to bonds and their current yields we believe equities should have a far greater appeal for those with a medium- to long-term perspective.

Mixed Effects across Sectors

The fund’s relative performance was particularly constrained by underweighted exposure to and stock performance within the industrials sector, where flow control systems provider Flowserve was impacted by delayed customer orders and weakness in European markets. In the energy sector, E&P companies Occidental Petroleum and Apache Energy struggled with shortfalls from their non-U.S. assets in the sluggish

4

global economy. In the consumer discretionary sector, apparel retailer Urban Outfitters reduced earnings expectations, reporting disappointing same-store sales numbers. Among materials producers, diversified chemicals producer FMC’s agricultural division was hurt by declining commodity prices and weather disruptions.

In absolute performance terms, holdings in the health care sector fared better. Surgical robotics firm Intuitive Surgical benefited from greater adoption of procedures using its products, and biotechnology company Celgene was rewarded for its strong new product pipeline and the potential for further expansion in Europe. Results in the information technology sector were bolstered by software maker Adobe Systems, which benefited from a switch to a subscription-based business model; hardware manufacturer Cisco Systems, which rebounded from previous weakness; and electrical connectors maker Amphenol, Cl.A, which saw rising demand for the cables and connectors used in mobile telephone networks. Lastly, life sciences company Sigma-Aldrich received an acquisition offer from a large pharmaceutical developer at a substantial premium to its stock price at the time.

Balancing Caution and Optimism

Looking forward to 2015, we believe there are reasons both for caution and for optimism.Within the fund, we believe it is the quality of the companies that really shines through; the businesses held are well placed to capitalize on growth, wherever in the world it may be, and yet well capitalized enough to weather storms as and when they occur.

December 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, Class A and Class
C returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International USA (MSCI USA) Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the
United States. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus U.S. Equity Fund on 5/30/08 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International USA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/14

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	5/30/08	–0.08%		11.26%	7.48%
without sales charge	5/30/08	6.02%		12.58%	8.46%
Class C shares
with applicable redemption charge †	5/30/08	4.23%		11.69%	7.60%
without redemption	5/30/08	5.23%		11.69%	7.60%
Class I shares	5/30/08	6.37%		12.99%	8.82%
Class Y shares	7/1/13	6.43%		12.77%††	8.60%††
Morgan Stanley Capital
International USA Index	5/31/08	16.07%		15.33%	7.85%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Equity Fund from June 1, 2014 to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.88	$9.69	$3.89	$4.04
Ending value (after expenses)	$1,039.20	$1,035.30	$1,041.00	$1,041.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.82	$9.60	$3.85	$4.00
Ending value (after expenses)	$1,019.30	$1,015.54	$1,021.26	$1,021.11

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .76% for
Class I and .79% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2014

Common Stocks—97.4%	Shares		Value ($)
Capital Goods—15.4%
Boeing	130,600		17,547,416
Donaldson	404,100		15,759,900
Emerson Electric	242,700		15,472,125
Fastenal	327,400	[a]	14,798,480
Flowserve	203,800		11,997,706
MSC Industrial Direct, Cl. A	175,800	[a]	13,654,386
Precision Castparts	68,360		16,262,844
W.W. Grainger	64,100		15,748,088
			121,240,945
Consumer Durables & Apparel—4.3%
DSW, Cl. A	492,700		17,480,996
NIKE, Cl. B	166,800		16,561,572
			34,042,568
Consumer Services—5.0%
McDonald’s	170,600		16,515,786
Panera Bread, Cl. A	43,300	[b]	7,248,420
Starbucks	192,200		15,608,562
			39,372,768
Energy—7.0%
Apache	157,100		10,068,539
EOG Resources	149,620		12,975,046
Halliburton	114,300		4,823,460
Occidental Petroleum	165,500		13,201,935
Schlumberger	162,050		13,928,198
			54,997,178
Food & Staples Retailing—2.1%
Wal-Mart Stores	188,900		16,536,306
Food, Beverage & Tobacco—2.1%
Coca-Cola	378,200		16,954,706

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services—10.8%
C.R. Bard	94,550		15,822,942
Intuitive Surgical	20,200	[b]	10,458,954
Mettler-Toledo International	29,400	[b]	8,621,844
ResMed	299,200	[a]	15,917,440
Stryker	191,100		17,755,101
Varian Medical Systems	183,500	[b]	16,241,585
			84,817,866
Household & Personal Products—2.2%
Colgate-Palmolive	247,200		17,202,648
Materials—5.8%
FMC	220,500		11,995,200
Monsanto	139,100		16,679,481
Praxair	131,600		16,894,808
			45,569,489
Pharmaceuticals, Biotech &
Life Sciences—6.6%
Celgene	166,800	[b]	18,963,492
Gilead Sciences	156,700	[b]	15,720,144
Johnson & Johnson	160,500		17,374,125
			52,057,761
Retailing—5.3%
The TJX Companies	274,100		18,134,456
Tractor Supply	120,200		9,246,986
Urban Outfitters	431,600	[b]	13,949,312
			41,330,754
Software & Services—20.1%
Adobe Systems	236,000	[b]	17,388,480
Automatic Data Processing	197,300		16,896,772

10

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Cognizant Technology Solutions, Cl. A	164,400	[b]	8,875,956
Google, Cl. A	13,660	[b]	7,500,433
Google, Cl. C	16,960	[b]	9,189,437
Jack Henry & Associates	277,200		17,036,712
MasterCard, Cl. A	232,200		20,268,738
Microsoft	354,500		16,948,645
Oracle	408,400		17,320,244
Paychex	327,400		15,522,034
Teradata	241,600	[b]	10,905,824
			157,853,275
Technology Hardware &
Equipment—6.3%
Amphenol, Cl. A	335,200		17,976,776
Cisco Systems	613,400		16,954,376
QUALCOMM	195,600		14,259,240
			49,190,392
Transportation—4.4%
C.H. Robinson Worldwide	244,400	[a]	18,022,056
Expeditors International of Washington	354,000		16,574,280
			34,596,336
Total Common Stocks
(cost $530,685,305)			765,762,992

Other Investment—2.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $18,282,000)	18,282,000	[c]	18,282,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—3.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $29,867,949)	29,867,949 [c]	29,867,949
Total Investments (cost $578,835,254)	103.5%	813,912,941
Liabilities, Less Cash and Receivables	(3.5%)	(27,693,791)
Net Assets	100.0%	786,219,150

a Security, or portion thereof, on loan.At November 30, 2014, the value of the fund’s securities on loan was
$43,910,736 and the value of the collateral held by the fund was $44,827,119, consisting of cash collateral of
$29,867,949 and U.S. Government & Agency securities valued at $14,959,170.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	20.1	Retailing	5.3
Capital Goods	15.4	Consumer Services	5.0
Health Care Equipment & Services	10.8	Transportation	4.4
Energy	7.0	Consumer Durables & Apparel	4.3
Pharmaceuticals,		Household & Personal Products	2.2
Biotech & Life Sciences	6.6	Food, Beverage & Tobacco	2.1
Technology Hardware & Equipment	6.3	Food & Staples Retailing	2.1
Money Market Investments	6.1
Materials	5.8		103.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $43,910,736)—Note 1(b):
Unaffiliated issuers	530,685,305	765,762,992
Affiliated issuers	48,149,949	48,149,949
Cash		209,974
Receivable for investment securities sold		1,395,111
Dividends and securities lending income receivable		1,196,715
Receivable for shares of Common Stock subscribed		5,236
Prepaid expenses		17,879
		816,737,856
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		507,769
Liability for securities on loan—Note 1(b)		29,867,949
Payable for shares of Common Stock redeemed		113,193
Accrued expenses		29,795
		30,518,706
Net Assets ($)		786,219,150
Composition of Net Assets ($):
Paid-in capital		509,588,393
Accumulated undistributed investment income—net		6,419,760
Accumulated net realized gain (loss) on investments		35,133,310
Accumulated net unrealized appreciation
(depreciation) on investments		235,077,687
Net Assets ($)		786,219,150

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	2,071,398	521,845	34,277,636	749,348,271
Shares Outstanding	100,087	26,183	1,646,465	35,996,147
Net Asset Value Per Share ($)	20.70	19.93	20.82	20.82

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	12,888,954
Affiliated issuers	10,061
Income from securities lending—Note 1(b)	319,753
Total Income	13,218,768
Expenses:
Management fee—Note 3(a)	6,047,466
Custodian fees—Note 3(c)	61,372
Registration fees	60,576
Professional fees	59,291
Directors’ fees and expenses—Note 3(d)	48,708
Shareholder servicing costs—Note 3(c)	18,535
Prospectus and shareholders’ reports	9,697
Loan commitment fees—Note 2	7,025
Distribution fees—Note 3(b)	6,878
Interest expense—Note 2	935
Miscellaneous	25,167
Total Expenses	6,345,650
Less—reduction in expenses due to undertaking—Note 3(a)	(4,123)
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	6,341,520
Investment Income—Net	6,877,248
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	35,143,437
Net unrealized appreciation (depreciation) on investments	7,692,468
Net Realized and Unrealized Gain (Loss) on Investments	42,835,905
Net Increase in Net Assets Resulting from Operations	49,713,153

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2014	2013 [a]
Operations ($):
Investment income—net	6,877,248	5,469,390
Net realized gain (loss) on investments	35,143,437	6,813,165
Net unrealized appreciation
(depreciation) on investments	7,692,468	157,019,159
Net Increase (Decrease) in Net Assets
Resulting from Operations	49,713,153	169,301,714
Dividends to Shareholders from ($):
Investment income—net:
Class A	(8,495)	(11,577)
Class C	(610)	—
Class I	(5,059,950)	(5,289,594)
Class Y	(7)	—
Net realized gain on investments:
Class A	(10,199)	—
Class C	(4,325)	—
Class I	(3,404,196)	—
Class Y	(5)	—
Total Dividends	(8,487,787)	(5,301,171)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	255,615	1,448,507
Class C	6,026	680,433
Class I	122,944,935	223,234,167
Class Y	804,477,428	1,000
Dividends reinvested:
Class A	17,062	10,342
Class C	2,404	—
Class I	3,833,304	1,722,258
Cost of shares redeemed:
Class A	(757,712)	(1,281,984)
Class C	(543,401)	(55,422)
Class I	(930,072,086)	(105,535,449)
Class Y	(76,500,502)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(76,336,927)	120,223,852
Total Increase (Decrease) in Net Assets	(35,111,561)	284,224,395
Net Assets ($):
Beginning of Period	821,330,711	537,106,316
End of Period	786,219,150	821,330,711
Undistributed investment income—net	6,419,760	4,611,574

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2014	2013 [a]
Capital Share Transactions:
Class A
Shares sold	13,025	81,245
Shares issued for dividends reinvested	859	675
Shares redeemed	(38,125)	(74,757)
Net Increase (Decrease) in Shares Outstanding	(24,241)	7,163
Class C
Shares sold	316	38,087
Shares issued for dividends reinvested	125	—
Shares redeemed	(27,659)	(3,229)
Net Increase (Decrease) in Shares Outstanding	(27,218)	34,858
Class Ib
Shares sold	6,242,271	12,849,116
Shares issued for dividends reinvested	192,435	112,272
Shares redeemed	(46,165,337)	(6,076,012)
Net Increase (Decrease) in Shares Outstanding	(39,730,631)	6,885,376
Class Yb
Shares sold	39,794,904	57.44
Shares redeemed	(3,798,814)	—
Net Increase (Decrease) in Shares Outstanding	35,996,090	57.44

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended November 30, 2014, 37,528,119 Class I shares representing $758,955,395 were exchanged for 37,528,119 ClassY shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.67	15.45	14.20	12.83	11.68
Investment Operations:
Investment income—net[a]	.10	.08	.08	.04	.01
Net realized and unrealized
gain (loss) on investments	1.08	4.25	1.17	1.39	1.16
Total from Investment Operations	1.18	4.33	1.25	1.43	1.17
Distributions:
Dividends from investment income—net	(.07)	(.11)	—	—	(.02)
Dividends from net realized
gain on investments	(.08)	—	—	(.06)	—
Total Distributions	(.15)	(.11)	—	(.06)	(.02)
Net asset value, end of period	20.70	19.67	15.45	14.20	12.83
Total Return (%)[b]	6.02	28.20	8.80	11.17	10.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.15	1.22	1.15	1.76
Ratio of net expenses
to average net assets	1.14	1.14	1.22	1.15	1.40
Ratio of net investment income
to average net assets	.48	.48	.57	.29	.04
Portfolio Turnover Rate	12.14	7.13	5.73	10.61	13.62
Net Assets, end of period ($ x 1,000)	2,071	2,446	1,810	988	2,424

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.04	14.97	13.88	12.65	11.58
Investment Operations:
Investment (loss)—net[a]	(.05)	(.06)	(.05)	(.06)	(.09)
Net realized and unrealized
gain (loss) on investments	1.03	4.13	1.14	1.35	1.16
Total from Investment Operations	.98	4.07	1.09	1.29	1.07
Distributions:
Dividends from investment income—net	(.01)	—	—	—	—
Dividends from net realized
gain on investments	(.08)	—	—	(.06)	—
Total Distributions	(.09)	—	—	(.06)	—
Net asset value, end of period	19.93	19.04	14.97	13.88	12.65
Total Return (%)[b]	5.23	27.19	7.85	10.22	9.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.94	2.02	2.08	1.94	2.52
Ratio of net expenses
to average net assets	1.88	1.93	2.08	1.94	2.15
Ratio of net investment (loss)
to average net assets	(.26)	(.34)	(.33)	(.47)	(.71)
Portfolio Turnover Rate	12.14	7.13	5.73	10.61	13.62
Net Assets, end of period ($ x 1,000)	522	1,016	278	214	312

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended November 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.77	15.51	14.27	12.88	11.70
Investment Operations:
Investment income—net[a]	.16	.14	.14	.09	.07
Net realized and unrealized
gain (loss) on investments	1.09	4.27	1.17	1.38	1.15
Total from Investment Operations	1.25	4.41	1.31	1.47	1.22
Distributions:
Dividends from investment income—net	(.12)	(.15)	(.07)	(.02)	(.04)
Dividends from net realized
gain on investments	(.08)	—	—	(.06)	—
Total Distributions	(.20)	(.15)	(.07)	(.08)	(.04)
Net asset value, end of period	20.82	19.77	15.51	14.27	12.88
Total Return (%)	6.37	28.75	9.23	11.46	10.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78	.79	.80	.82	.94
Ratio of net expenses
to average net assets	.78	.79	.80	.82	.94
Ratio of net investment income
to average net assets	.77	.81	.95	.67	.56
Portfolio Turnover Rate	12.14	7.13	5.73	10.61	13.62
Net Assets, end of period ($ x 1,000)	34,278	817,867	535,019	376,490	144,771

a Based on average shares outstanding.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	19.76	17.41
Investment Operations:
Investment income—net[b]	.20	.06
Net realized and unrealized
gain (loss) on investments	1.06	2.29
Total from Investment Operations	1.26	2.35
Distributions:
Dividends from investment income—net	(.12)	—
Dividends from net realized gain on investments	(.08)	—
Total Distributions	(.20)	—
Net asset value, end of period	20.82	19.76
Total Return (%)	6.43	13.50	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.76	[d]
Ratio of net expenses to average net assets	.79	.76	[d]
Ratio of net investment income
to average net assets	1.03	.78	[d]
Portfolio Turnover Rate	12.14	7.13
Net Assets, end of period ($ x 1,000)	749,348	1

a	From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Equity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. Effective March 31, 2014, the fund is closed to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and ClassY. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	765,762,992	—	—	765,762,992
Mutual Funds	48,149,949	—	—	48,149,949

†	See Statement of Investments for additional detailed categorizations.

At November 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

24

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2014, The Bank of New York Mellon earned $80,705 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2013($)	Purchases ($)	Sales ($)	11/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	24,553,000	168,108,000	174,379,000	18,282,000	2.3
Dreyfus
Institutional
Cash
Advantage
Fund	37,652,600	244,565,009	252,349,660	29,867,949	3.8
Total	62,205,600	412,673,009	426,728,660	48,149,949	6.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,605,858, undistributed capital gains $32,954,910 and unrealized appreciation $235,069,989.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2014 and November 30, 2013 were as follows: ordinary income $5,069,062 and $5,301,171, and long-term capital gains $3,418,725 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

26

lion unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2014 was approximately $86,000 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2013 through April 1, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $4,123 during the period ended November 30, 2014.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the fund’s average daily net assets.

During the period ended November 30, 2014, the Distributor retained $482 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

assets. During the period ended November 30, 2014, Class C shares were charged $6,878 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2014, Class A and Class C shares were charged $6,107 and $2,292, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2014, the fund was charged $5,213 for transfer agency services and $119 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

28

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2014, the fund was charged $61,372 pursuant to the custody agreement.

During the period ended November 30, 2014, the fund was charged $7,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $483,214, Distribution Plan fees $467, Shareholder Services Plan fees $584, custodian fees $24,158, Chief Compliance Officer fees $1,234 and transfer agency fees $1,288, which are offset against an expense reimbursement currently in effect in the amount of $3,176.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2014, amounted to $96,110,335 and $169,016,092, respectively.

At November 30, 2014, the cost of investments for federal income tax purposes was $578,842,952; accordingly, accumulated net unrealized appreciation on investments was $235,069,989, consisting of $248,891,596 gross unrealized appreciation and $13,821,607 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Equity Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Equity Fund at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2015

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended November 30, 2014 as qualifying for the corporate dividends received deduction.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,069,062 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $.0808 per share as a long-term capital gain distribution paid on December 31, 2013.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 3-4, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board

32

also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the returns of the benchmark index for two of the five calendar years available.

The Board received a presentation from a representative of the Sub-Adviser describing the fund’s investment strategy and performance generally as well as the appeal to fund shareholders of the Sub-Adviser’s low beta and benchmark-agnostic investment approach, as reflected in the fund’s net asset growth since inception. During this presentation, the Board noted how the Sub-Adviser’s benchmark-agnostic investment approach can be expected to result in periods of significant outperformance and underperformance from time to time.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and slightly above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed, until at least April 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used

34

to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board expressed concern about the fund’s relative performance, but expressed confidence in the Sub-Adviser’s investment approach.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreements.

36

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
William Hodding Carter III (79)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Richard C. Leone (74)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow (2011-present) and former President (1989-2011) of The Century Foundation
(formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (51)
Board Member (1995)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organi-
zations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

38

Burton N. Wallack (64)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Emeritus Chairman of the Real Estate Board of New York (2004-2006)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Arnold S. Hiatt, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Global Stock Fund

ANNUAL REPORT November 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
38	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Global Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Global Stock Fund, covering the 12-month period from December 1, 2013, through November 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International stock markets generally produced flat returns over the 12-month reporting period, as pockets of strength in some regions were balanced by renewed concerns regarding geopolitical tensions and persistently sluggish growth in Europe and the emerging markets. Results were especially weak in January 2014 and over the last five months of the reporting period, offsetting gains at other times when investors responded more positively to aggressively accommodative monetary policies throughout much of the world. A strengthening U.S. dollar against most other major currencies also helped dampen returns for U.S. investors.

We believe some forces appear likely to support international stock prices over the foreseeable future: Low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged after the election of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2013, through November 30, 2014, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2014, Global Stock Fund’s Class A shares produced a total return of 5.49%, Class C shares returned 4.60%, Class I shares returned 5.80%, and Class Y shares returned 5.75%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International World Index (the “MSCI World Index”), achieved a 8.91% return over the same period.2

Global equities generally advanced amid heightened volatility during the reporting period as improving economic conditions in the United States conflicted with renewed economic concerns in other parts of the world.The fund lagged its benchmark, mainly due to its underweighted exposure to the U.S. market and relative underperformance of its UK holdings.

The Fund’s Investment Approach

The fund seeks long-term real returns by investing in high-quality companies that we believe are capable of sustainable growth and wealth creation over a long time horizon. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of the cash generation that is looked for in any investment and to understand the variables that demonstrate robust financial health and define long-term competitive advantage. Companies meeting the financial criteria are then subjected to a detailed investigation of products, costs and pricing, competition, industry position, and outlook.

Divergence between Markets

The year 2014 was another interesting year in markets.The rally in European equities witnessed towards the end of 2013 continued into the early part of 2014 as investors latched onto the idea that, from a cyclical perspective, Europe was simply the U.S. – minus 12-18 months.While the last 18 months may well have seen a degree of stability return to the euro zone on the back of the European Central Bank (ECB)’s commitment to “make the euro work,” there is a world of difference between stability

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and growth. Furthermore, there are significant fundamental differences between the situation in Europe and that in the U.S.The Bundesbank’s legacy of hyperinflation makes it more reluctant to engage in the kind of massive quantitative easing embraced by the U.S. (and it is fair to assume their voice carries significant sway within the ECB).At the same time the lack of significant shale oil and gas resources in Europe, along with the decision to shut down nuclear power stations in Germany, has meant that European businesses have not seen the reduction in energy costs enjoyed by their U.S. peers and rivals – a potentially significant drag on competitiveness. As the year has progressed the realities of the situation have dawned on investors and the rally in Europe has – slowly but surely – petered out.Toward the end of 2014, with elections in Greece looming, even the stability in Europe, to which investors had become accustomed, seems to have once again been called into question.

Elsewhere in the world, we believe there are certainly reasons to be more optimistic. Over the course of the year, the Fed has successfully navigated the ‘tapering’ of its quantitative easing program and the U.S. economy seems to be holding up well. On the Asia front, while there is noise over slowing growth in China, it is still growing, and at a rate which any developed economy would be envious of.

And lastly to oil, fluctuation in the price of which dominated headlines over the final quarter of the year. OPEC’s decision to maintain production in the face of increased supply from the U.S. and a questionable demand environment has rocked energy markets. While lower oil prices will be a boon for the consumer, they have potentially far-reaching negative consequences for companies in the energy sector. The businesses owned within this sector tend to either be key facilitators or E&P companies that – according to Walter Scott’s analysis – benefit from relatively low costs of production.We believe this should ensure these companies are fairly resilient even in the event of a prolonged low oil price environment.

U.S. Markets lead the Global Advance

During the reporting period, the fund’s relative performance reflected its underweight exposure to U.S. equities, which led the global markets’ advance. It was also impacted by stock specific performance within the consumer discretionary, consumer staples, energy, and financials sectors. Among financial institutions, U.K.-based bank Standard Chartered was hurt by disappointing trading volumes and credit issues in Asia. In the energy sector, natural gas producer BG Group encountered turmoil in its Egypt operations, and production numbers from Chinese oil company CNOOC disappointed the market. In the consumer discretionary sector, Swiss watchmaker Swatch Group, and

4

French luxury goods purveyor LVMH Moet Hennessy Louis Vuitton saw sales fall in China, and Japanese automaker Honda Motor was undermined by production delays and safety recalls.

In considering absolute performance, the information technology and health care sectors were more positive contributors. In the latter, surgical robotics firm Intuitive Surgical benefited from greater adoption of procedures using its products. Results in the technology area were bolstered by Taiwan Semiconductor Manufacturing, ADR, which reported robust sales of new smartphones containing its microchips; software maker Adobe Systems, which benefited from a switch to a subscription-based business model; and hardware manufacturer Cisco Systems, which rebounded from previous weakness. Lastly, U.S. life sciences company Sigma-Aldrich received an acquisition offer from a large pharmaceutical developer at a substantial premium to its stock price at the time.

Balancing Caution and Optimism

Looking forward to 2015, we believe there are reasons both for caution and for optimism.Within the fund, we believe it is the quality of the companies that really shines through; the businesses held are well placed to capitalize on growth, wherever in the world it may be, and yet well capitalized enough to weather storms as and when they occur.

December 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand, and the Far East.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Global Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International World Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index of global stock market performance, including the United States, Canada, Australia, New Zealand and the Far East and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/14

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	–0.58%		8.69%	5.32%
without sales charge	12/29/06	5.49%		9.99%	6.10%
Class C shares
with applicable redemption charge †	12/29/06	3.60%		9.13%	5.29%
without redemption	12/29/06	4.60%		9.13%	5.29%
Class I shares	12/29/06	5.80%		10.36%	6.45%
Class Y shares	7/1/13	5.75%		10.35%††	6.32%††
Morgan Stanley Capital
International World Index	12/31/06	8.91%		10.96%	4.23%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Stock Fund from June 1, 2014 to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.19	$10.02	$4.57	$4.52
Ending value (after expenses)	$1,022.70	$1,018.80	$1,024.60	$1,024.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.17	$10.00	$4.56	$4.51
Ending value (after expenses)	$1,018.95	$1,015.14	$1,020.56	$1,020.61

† Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 1.98% for Class C, .90% for
Class I and .89% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2014

Common Stocks—98.3%	Shares	Value ($)
Australia—3.1%
CSL	559,000	39,274,551
Woodside Petroleum	790,000	24,031,466
		63,306,017
Canada—1.3%
Suncor Energy	789,500	25,124,534
China—2.5%
China Shenhua Energy, Cl. H	6,460,500	18,368,721
CNOOC	22,058,000	32,253,985
		50,622,706
Denmark—2.3%
Novo Nordisk, Cl. B	992,000	45,242,375
France—4.8%
Essilor International	275,200	30,900,586
L’Oreal	255,700	43,622,984
LVMH Moet Hennessy Louis Vuitton	125,400	22,531,801
		97,055,371
Hong Kong—7.0%
AIA Group	7,866,200	45,440,928
China Mobile	3,337,000	41,114,129
CLP Holdings	1,301,000	11,315,232
Hong Kong & China Gas	18,477,177	43,791,047
		141,661,336
Japan—9.1%
Denso	512,700	23,938,812
FANUC	215,100	36,274,287
Honda Motor	825,400	24,831,876
Keyence	46,457	21,452,830
Komatsu	1,357,500	32,143,642
Shin-Etsu Chemical	656,700	44,198,568
		182,840,015
Singapore—2.2%
DBS Group Holdings	2,857,369	43,447,170
Spain—1.8%
Inditex	1,271,500	37,020,396
Sweden—1.8%
Hennes & Mauritz, Cl. B	861,000	36,880,783

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Switzerland—9.7%
Nestle	503,500		37,804,838
Novartis	431,700		41,773,816
Roche Holding	128,700		38,546,732
SGS	7,800		16,871,410
Swatch Group-BR	42,200		20,854,334
Syngenta	122,500		40,353,687
			196,204,817
Taiwan—2.4%
Taiwan Semiconductor Manufacturing, ADR	2,027,800		47,592,466
United Kingdom—6.5%
BG Group	2,170,000		30,512,871
HSBC Holdings	3,700,885		36,823,864
Reckitt Benckiser Group	435,700		35,763,879
Standard Chartered	1,955,500		28,623,853
			131,724,467
United States—43.8%
Adobe Systems	604,400		44,532,192
Amphenol, Cl. A	405,600		21,752,328
Automatic Data Processing	459,800		39,377,272
C.R. Bard	125,200		20,952,220
Cisco Systems	1,553,400		42,935,976
Colgate-Palmolive	565,100		39,325,309
EOG Resources	405,800		35,190,976
Fastenal	381,900		17,261,880
Gilead Sciences	185,300	[a]	18,589,296
Google, Cl. A	35,400	[a]	19,437,432
Google, Cl. C	35,400	[a]	19,180,782
Intuitive Surgical	50,400	[a]	26,095,608
Johnson & Johnson	381,700		41,319,025
MasterCard, Cl. A	532,500		46,481,925
Microsoft	967,600		46,260,956
NIKE, Cl. B	490,600		48,711,674
Oracle	950,200		40,297,982
Praxair	303,400		38,950,492
Precision Castparts	175,600		41,775,240
QUALCOMM	498,300		36,326,070

10

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Schlumberger	379,500	32,618,025
Stryker	448,300	41,651,553
The TJX Companies	731,900	48,422,504
W.W. Grainger	160,300	39,382,504
Wal-Mart Stores	417,800	36,574,212
		883,403,433
Total Common Stocks
(cost $1,546,115,885)		1,982,125,886

Other Investment—1.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $31,510,000)	31,510,000 [b]	31,510,000
Total Investments (cost $1,577,625,885)	99.8%	2,013,635,886
Cash and Receivables (Net)	.2%	3,236,431
Net Assets	100.0%	2,016,872,317

ADR—American Depository Receipts
BR—Bearer Certificate

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	21.1	Financial	7.7
Health Care	17.1	Materials	6.1
Consumer Discretionary	13.1	Utilities	2.7
Energy	9.8	Telecommunications	2.0
Consumer Staples	9.6	Money Market Investment	1.5
Industrial	9.1		99.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,546,115,885	1,982,125,886
Affiliated issuers	31,510,000	31,510,000
Cash		158,659
Cash denominated in foreign currencies	358,512	355,590
Dividends receivable		3,126,200
Receivable for shares of Common Stock subscribed		1,467,053
Prepaid expenses		68,507
		2,018,811,895
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,597,006
Payable for shares of Common Stock redeemed		202,792
Accrued expenses		139,780
		1,939,578
Net Assets ($)		2,016,872,317
Composition of Net Assets ($):
Paid-in capital		1,553,619,589
Accumulated undistributed investment income—net		18,708,072
Accumulated net realized gain (loss) on investments		8,710,492
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		435,834,164
Net Assets ($)		2,016,872,317

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	55,681,782	21,220,502	1,470,168,724	469,801,309
Shares Outstanding	2,947,026	1,151,875	76,659,976	24,522,187
Net Asset Value Per Share ($)	18.89	18.42	19.18	19.16

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $2,330,887 foreign taxes withheld at source):
Unaffiliated issuers	35,936,442
Affiliated issuers	33,674
Interest	11,833
Total Income	35,981,949
Expenses:
Management fee—Note 3(a)	15,789,083
Shareholder servicing costs—Note 3(c)	474,764
Custodian fees—Note 3(c)	421,142
Distribution fees—Note 3(b)	170,014
Directors’ fees and expenses—Note 3(d)	137,752
Professional fees	116,208
Registration fees	111,468
Prospectus and shareholders’ reports	32,761
Loan commitment fees—Note 2	17,056
Miscellaneous	66,657
Total Expenses	17,336,905
Less—reduction in fees due to earnings credits—Note 3(c)	(35)
Net Expenses	17,336,870
Investment Income—Net	18,645,079
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,942,044
Net realized gain (loss) on forward foreign currency exchange contracts	79,206
Net Realized Gain (Loss)	11,021,250
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	77,170,067
Net Realized and Unrealized Gain (Loss) on Investments	88,191,317
Net Increase in Net Assets Resulting from Operations	106,836,396

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2014	2013 [a]
Operations ($):
Investment income—net	18,645,079	14,132,930
Net realized gain (loss) on investments	11,021,250	2,889,168
Net unrealized appreciation
(depreciation) on investments	77,170,067	226,811,107
Net Increase (Decrease) in Net Assets
Resulting from Operations	106,836,396	243,833,205
Dividends to Shareholders from ($):
Investment income—net:
Class A	(512,902)	(320,140)
Class I	(13,098,083)	(6,883,220)
Class Y	(142,507)	—
Total Dividends	(13,753,492)	(7,203,360)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	10,604,219	35,004,750
Class C	1,187,078	6,888,808
Class I	442,939,658	818,048,770
Class Y	461,633,983	23,098,999
Dividends reinvested:
Class A	486,350	309,658
Class I	10,562,290	4,696,246
Class Y	142,498	—
Cost of shares redeemed:
Class A	(48,160,329)	(21,347,106)
Class C	(4,523,033)	(2,640,193)
Class I	(633,636,703)	(143,116,756)
Class Y	(20,771,111)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	220,464,900	720,943,176
Total Increase (Decrease) in Net Assets	313,547,804	957,573,021
Net Assets ($):
Beginning of Period	1,703,324,513	745,751,492
End of Period	2,016,872,317	1,703,324,513
Undistributed investment income—net	18,708,072	13,734,250

14

	Year Ended November 30,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	588,683	2,125,139
Shares issued for dividends reinvested	26,870	20,095
Shares redeemed	(2,608,164)	(1,319,501)
Net Increase (Decrease) in Shares Outstanding	(1,992,611)	825,733
Class Cb
Shares sold	68,010	421,400
Shares redeemed	(253,264)	(163,680)
Net Increase (Decrease) in Shares Outstanding	(185,254)	257,720
Class Ic
Shares sold	24,005,242	50,129,888
Shares issued for dividends reinvested	576,544	301,235
Shares redeemed	(33,673,734)	(8,528,852)
Net Increase (Decrease) in Shares Outstanding	(9,091,948)	41,902,271
Class Yc
Shares sold	24,357,908	1,267,093
Shares issued for dividends reinvested	7,783	—
Shares redeemed	(1,110,597)	—
Net Increase (Decrease) in Shares Outstanding	23,255,094	1,267,093

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended November 30, 2013, 10,068 Class C shares representing $168,940 were exchanged for
9,874 Class A shares.
c During the period ended November 30, 2014, 22,262,630 Class I shares representing $423,212,595 were exchanged for 22,286,077 ClassY shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	18.02	15.02	13.51	12.99	12.23
Investment Operations:
Investment income—net[a]	.14	.13	.11	.11	.07
Net realized and unrealized
gain (loss) on investments	.83	2.95	1.62	.52	.75
Total from Investment Operations	.97	3.08	1.73	.63	.82
Distributions:
Dividends from investment income—net	(.10)	(.08)	(.10)	(.07)	(.06)
Dividends from net realized
gain on investments	—	—	(.12)	(.04)	—
Total Distributions	(.10)	(.08)	(.22)	(.11)	(.06)
Net asset value, end of period	18.89	18.02	15.02	13.51	12.99
Total Return (%)[b]	5.49	20.60	13.08	4.86	6.70
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.24	1.28	1.27	1.32
Ratio of net expenses
to average net assets	1.23	1.24	1.28	1.27	1.32
Ratio of net investment income
to average net assets	.76	.76	.80	.80	.56
Portfolio Turnover Rate	7.05	6.39	6.05	8.54	7.50
Net Assets, end of period ($ x 1,000)	55,682	89,024	61,806	48,872	37,152

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended November 30,
Class C Shares	2014	2013		2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	17.61	14.71		13.24	12.78	12.07
Investment Operations:
Investment income (loss)—net[a]	(.01)	.00	[b]	.01	.01	(.02)
Net realized and unrealized
gain (loss) on investments	.82	2.90		1.59	.50	.73
Total from Investment Operations	.81	2.90		1.60	.51	.71
Distributions:
Dividends from investment income—net	—	—		(.01)	(.01)	(.00)[b]
Dividends from net realized
gain on investments	—	—		(.12)	(.04)	—
Total Distributions	—	—		(.13)	(.05)	(.00)[b]
Net asset value, end of period	18.42	17.61		14.71	13.24	12.78
Total Return (%)[c]	4.60	19.72		12.21	4.01	5.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00	2.01		2.05	2.03	2.09
Ratio of net expenses
to average net assets	2.00	2.01		2.05	2.03	2.09
Ratio of net investment income
(loss) to average net assets	(.05)	.00	[d]	.05	.05	(.17)
Portfolio Turnover Rate	7.05	6.39		6.05	8.54	7.50
Net Assets, end of period ($ x 1,000)	21,221	23,543		15,883	13,872	10,243

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Amount represents less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	18.28	15.24	13.70	13.15	12.36
Investment Operations:
Investment income—net[a]	.20	.19	.16	.16	.12
Net realized and unrealized
gain (loss) on investments	.85	2.98	1.64	.53	.76
Total from Investment Operations	1.05	3.17	1.80	.69	.88
Distributions:
Dividends from investment income—net	(.15)	(.13)	(.14)	(.10)	(.09)
Dividends from net realized
gain on investments	—	—	(.12)	(.04)	—
Total Distributions	(.15)	(.13)	(.26)	(.14)	(.09)
Net asset value, end of period	19.18	18.28	15.24	13.70	13.15
Total Return (%)	5.80	20.93	13.49	5.23	7.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.91	.93	.93	.96
Ratio of net expenses
to average net assets	.91	.91	.93	.93	.96
Ratio of net investment income
to average net assets	1.06	1.12	1.14	1.13	.94
Portfolio Turnover Rate	7.05	6.39	6.05	8.54	7.50
Net Assets, end of period
($ x 1,000)	1,470,169	1,567,608	668,063	472,646	364,688

a Based on average shares outstanding.
See notes to financial statements.

18

	Year Ended November 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	18.27	16.40
Investment Operations:
Investment income—net[b]	.14	.01
Net realized and unrealized
gain (loss) on investments	.90	1.86
Total from Investment Operations	1.04	1.87
Distributions:
Dividends from investment income—net	(.15)	—
Net asset value, end of period	19.16	18.27
Total Return (%)	5.75	11.40	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	[d]
Ratio of net expenses to average net assets	.90	.90	[d]
Ratio of net investment income
to average net assets	.74	.83	[d]
Portfolio Turnover Rate	7.05	6.39
Net Assets, end of period ($ x 1,000)	469,801	23,149

a	From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. Effective March 31, 2014, the fund is closed to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

22

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of November 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Equity Securities—
Domestic
Common Stocks†	883,403,433	—	—	883,403,433
Equity Securities—
Foreign
Common
Stocks†	1,098,722,453	—	—	1,098,722,453
Mutual Funds	31,510,000	—	—	31,510,000

†	See Statement of Investments for additional detailed categorizations.

At November 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

24

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2013 ($)	Purchases ($)	Sales ($)	11/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	38,300,000	455,890,000	462,680,000	31,510,000	1.5

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $22,747,166, undistributed capital gains $4,928,703 and unrealized appreciation $435,576,859.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2014 and November 30, 2013 were as follows: ordinary income $13,753,492 and $7,203,360, respectively.

During the period ended November 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $82,235 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

26

Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

During the period ended November 30, 2014, the Distributor retained $2,361 from commissions earned on sales of the fund’s Class A shares and $2,790 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2014, Class C shares were charged $170,014, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2014, Class A and Class C shares were charged $192,012 and $56,671, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2014, the fund was charged $11,626 for transfer agency services and $542 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $35.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2014, the fund was charged $421,142 pursuant to the custody agreement.

During the period ended November 30, 2014, the fund was charged $7,919 for services performed by the Chief Compliance Officer and his staff.

28

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,398,223, Distribution Plan fees $13,112, Shareholder Services Plan fees $15,827, custodian fees $165,403, Chief Compliance Officer fees $1,234 and transfer agency fees $3,207.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2014, amounted to $360,566,144 and $128,404,782, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty. At November 30, 2014, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2014:

Average Market Value ($)
Forward contracts	3,906,088

At November 30, 2014, the cost of investments for federal income tax purposes was $1,577,883,190; accordingly, accumulated net unrealized appreciation on investments was $435,752,696, consisting of $487,226,771 gross unrealized appreciation and $51,474,075 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Global Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Stock Fund at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2015

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2014:

—the total amount of taxes paid to foreign countries was $2,233,624

—the total amount of income sourced from foreign countries was $27,026,802.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015.

For the fiscal year ended November 30, 2014, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $13,753,492 represents the maximum amount that may be considered qualified dividend income.

32

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 3-4, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the two-year period when the fund’s performance was above the Performance Group median.The Board noted the proximity of the fund’s performance to the Performance Group and/or Performance Universe median(s) in several of the periods when the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the returns of the benchmark index for five of the seven calendar years available.

The Board received a presentation from a representative of the Sub-Adviser describing the fund’s investment strategy and performance

34

generally as well as the appeal to fund shareholders of the Sub-Adviser’s low beta and benchmark-agnostic investment approach, as reflected in the fund’s net asset growth since inception. During this presentation, the Board noted how the Sub-Adviser’s benchmark-agnostic investment approach can be expected to result in periods of significant outperformance and underperformance from time to time.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

36

  The Board expressed concern about the fund’s relative performance, but expressed confidence in the Sub-Adviser’s investment approach.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
William Hodding Carter III (79)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

38

Richard C. Leone (74)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow (2011-present) and former President (1989-2011) of The Century Foundation
(formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a
real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (51)
Board Member (1995)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Burton N. Wallack (64)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Emeritus Chairman of the Real Estate Board of New York (2004-2006)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

40

INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Arnold S. Hiatt, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

42

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

International
Stock Fund

ANNUAL REPORT November 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
40	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

International
Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for International Stock Fund, covering the 12-month period from December 1, 2013, through November 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International stock markets generally produced flat returns over the 12-month reporting period, as pockets of strength in some regions were balanced by renewed concerns regarding geopolitical tensions and persistently sluggish growth in Europe and the emerging markets. Results were especially weak in January 2014 and over the last five months of the reporting period, offsetting gains at other times when investors responded more positively to aggressively accommodative monetary policies throughout much of the world. A strengthening U.S. dollar against most other major currencies also helped dampen returns for U.S. investors.

We believe some forces appear likely to support international stock prices over the foreseeable future: Low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged after the election of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2013, through November 30, 2014, as provided by Charlie Macquaker and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2014, International Stock Fund’s Class A shares produced a total return of –1.57%, Class C shares returned –2.28%, Class I shares returned –1.24%, and ClassY shares returned –2.20%.1 In comparison, the fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), achieved a –0.02% return over the same period.2

Global equities outside of the U.S. failed to advance amid heightened volatility during the reporting period as economic and geopolitical concerns intensified in various parts of the world. The fund produced lower returns than its benchmark, mainly due to consumer companies held lagging their respective index sectors.

The Fund’s Investment Approach

The fund seeks long-term real return by investing in high-quality companies believed to be capable of sustainable growth and wealth creation over a long time horizon.The fund invests in stocks of foreign companies that are predominantly located in the world’s developed markets outside of the United States.When selecting stocks,Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth.The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of their cash generation and to understand the variables that could add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of products, costs and pricing, competition, industry position, and outlook.

Divergence between Markets

The year 2014 was another interesting year in markets.The rally in European equities witnessed towards the end of 2013 continued into the early part of 2014 as investors

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

latched onto the idea that, from a cyclical perspective, Europe was simply the U.S. – minus 12-18 months. While the last 18 months may well have seen a degree of stability return to the euro zone on the back of the European Central Bank (ECB)’s commitment to “make the euro work”, there is a world of difference between stability and growth. Furthermore, there are significant fundamental differences between the situation in Europe and that in the U.S. The Bundesbank’s legacy of hyperinflation makes it more reluctant to engage in the kind of massive quantitative easing embraced by the U.S. (and it is fair to assume their voice carries significant sway within the ECB). At the same time the lack of significant shale oil and gas resources in Europe, along with the decision to shut down nuclear power stations in Germany, has meant that European businesses have not seen the reduction in energy costs enjoyed by their U.S. peers and rivals – a potentially significant drag on competitiveness. As the year has progressed the realities of the situation have dawned on investors and the rally in Europe has – slowly but surely – petered out.Toward the end of 2014, with elections in Greece looming, even the stability in Europe, to which investors had become accustomed, seems to have once again been called into question.

Elsewhere in the world, we believe there are certainly reasons to be more optimistic. Over the course of the year, the Fed has successfully navigated the ‘tapering’ of its quantitative easing program and the U.S. economy seems to be holding up well. On the Asia front, while there is noise over slowing growth in China, it is still growing, and at a rate which any developed economy would be envious of.

And lastly to oil, fluctuation in the price of which dominated headlines over the final quarter of the year. OPEC’s decision to maintain production in the face of increased supply from the U.S. and a questionable demand environment has rocked energy markets. While lower oil prices will be a boon for the consumer, they have potentially far-reaching negative consequences for companies in the energy sector. The businesses owned within this sector tend to either be key facilitators or E&P companies that – according to Walter Scott’s analysis – benefit from relatively low costs of production.We believe this should ensure these companies are fairly resilient even in the event of a prolonged low oil price environment.

Impacts across Asia

Of the stocks which impacted portfolio performance during the reporting period, Japanese shopping center developer AEON Mall was undermined by the Japanese

4

consumption tax hike and the economic slowdown in China, whilst U.K.-based bank Standard Chartered was hurt by disappointing trading volumes and credit issues in Asia. In the consumer discretionary sector, Honda Motor struggled with production delays and safety recalls, and athletic apparel producer adidas issued a profit warning stemming from its exposure to Russia’s troubled economy. Finally, in the energy sector, natural gas producer BG Group encountered problems affecting its Egypt operations.

More positively,Taiwan Semiconductor Manufacturing, ADR reported robust sales of new smartphones containing its microchips.Among health care companies, U.K.-based medical devices maker Smith & Nephew advanced amid takeover speculation, investors responded positively to a restructuring by Swiss pharmaceutical developer Novartis, and Novo Nordisk, Cl. B benefited from a robust new product pipeline and waning competitive pressures. In other areas, Japanese home builder Daito Trust Construction encountered better-than-expected construction trends, rising rents, and stable vacancy rates.

Balancing Caution and Optimism

Looking forward to 2015, we believe there are reasons both for caution and for optimism.Within the fund, we believe it is the quality of the companies that really shines through; the businesses held are well placed to capitalize on growth, wherever in the world it may be, and yet well capitalized enough to weather storms as and when they occur.

December 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of International Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/14

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	–7.23%		4.59%	2.54%
without sales charge	12/29/06	–1.57%		5.84%	3.31%
Class C shares
with applicable redemption charge †	12/29/06	–3.25%		5.05%	2.53%
without redemption	12/29/06	–2.28%		5.05%	2.53%
Class I shares	12/29/06	–1.24%		6.21%	3.69%
Class Y shares	7/1/13	–2.20%		5.90%††	3.35%††
Morgan Stanley Capital
International Europe,
Australasia, Far East Index	12/31/06	–0.02%		6.38%	1.38%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in International Stock Fund from June 1, 2014 to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.41	$9.94	$4.59	$4.49
Ending value (after expenses)	$967.40	$963.60	$969.00	$968.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.58	$10.20	$4.71	$4.61
Ending value (after expenses)	$1,018.55	$1,014.94	$1,020.41	$1,020.51

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.02% for Class C, .93% for
Class I and .91% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2014

Common Stocks—98.5%	Shares	Value ($)
Australia—6.4%
Cochlear	356,600	21,103,554
CSL	1,163,000	81,710,737
Woodside Petroleum	1,890,000	57,493,001
Woolworths	2,180,100	57,728,880
		218,036,172
Canada—1.9%
Suncor Energy	1,982,200	63,080,243
China—3.0%
China Shenhua Energy, Cl. H	13,469,000	38,295,535
CNOOC	43,963,000	64,284,249
		102,579,784
Denmark—2.5%
Novo Nordisk, Cl. B	1,840,000	83,917,309
Finland—2.2%
Kone, Cl. B	1,651,000	75,959,016
France—9.1%
Air Liquide	575,000	72,356,723
Danone	963,980	68,024,353
Essilor International	507,576	56,992,717
L’Oreal	440,000	75,064,971
LVMH Moet Hennessy Louis Vuitton	207,000	37,193,643
		309,632,407
Germany—4.1%
adidas	929,000	74,508,524
SAP	925,000	65,193,171
		139,701,695
Hong Kong—10.5%
AIA Group	13,629,800	78,735,700
China Mobile	5,678,500	69,963,015
CLP Holdings	6,249,000	54,349,641
Hang Lung Properties	22,799,000	68,497,689
Hong Kong & China Gas	36,180,128	85,747,172
		357,293,217

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan—18.6%
AEON Mall	771,300	13,150,075
Daito Trust Construction	644,500	72,748,178
Denso	1,474,600	68,851,517
FANUC	409,400	69,040,879
Honda Motor	2,043,600	61,481,004
INPEX	5,109,600	54,123,927
Keyence	140,020	64,658,185
Komatsu	2,985,900	70,701,806
Shimamura	302,100	25,269,368
Shin-Etsu Chemical	1,132,900	76,248,755
Tokio Marine Holdings	1,759,700	57,520,245
		633,793,939
Singapore—2.3%
DBS Group Holdings	2,401,226	36,511,376
Oversea-Chinese Banking	5,189,502	41,702,244
		78,213,620
Spain—2.0%
Inditex	2,385,000	69,440,538
Sweden—2.2%
Hennes & Mauritz, Cl. B	1,718,000	73,590,226
Switzerland—11.3%
Kuehne + Nagel International	265,400	35,734,582
Nestle	879,000	65,998,913
Novartis	839,000	81,186,546
Roche Holding	238,400	71,402,805
SGS	16,100	34,824,321
Swatch Group-BR	72,000	35,580,854
Syngenta	181,000	59,624,631
		384,352,652
Taiwan—2.5%
Taiwan Semiconductor Manufacturing, ADR	3,648,400	85,627,948
United Kingdom—19.9%
BG Group	3,993,000	56,146,495
Burberry Group	2,805,000	72,293,814
Compass Group	4,360,000	74,233,052

10

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Diageo	2,429,000	75,161,653
Experian	4,363,000	69,036,535
HSBC Holdings	6,329,895	62,982,554
Intertek Group	678,100	24,732,326
Reckitt Benckiser Group	895,900	73,538,808
SABMiller	1,418,000	78,940,206
Smith & Nephew	1,926,000	33,393,627
Standard Chartered	3,823,000	55,959,595
		676,418,665
Total Common Stocks
(cost $2,907,870,131)		3,351,637,431

Other Investment—1.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $45,350,000)	45,350,000 [a]	45,350,000
Total Investments (cost $2,953,220,131)	99.8%	3,396,987,431
Cash and Receivables (Net)	.2%	8,009,664
Net Assets	100.0%	3,404,997,095
ADR—American Depository Receipts
BR—Bearer Certificate
a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	17.4	Information Technology	6.4
Consumer Staples	14.5	Materials	6.1
Financial	14.3	Utilities	4.1
Health Care	12.6	Telecommunication Services	2.1
Industrial	11.2	Money Market Investment	1.3
Energy	9.8		99.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,907,870,131	3,351,637,431
Affiliated issuers	45,350,000	45,350,000
Cash		1,132,035
Cash denominated in foreign currencies	907,119	899,714
Dividends receivable		6,878,231
Receivable for shares of Common Stock subscribed		1,920,987
Receivable for investment securities sold		1,524,221
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		15,808
Prepaid expenses		89,011
		3,409,447,438
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		2,832,659
Payable for shares of Common Stock redeemed		1,247,795
Accrued expenses		369,889
		4,450,343
Net Assets ($)		3,404,997,095
Composition of Net Assets ($):
Paid-in capital		3,003,555,876
Accumulated undistributed investment income—net		45,809,297
Accumulated net realized gain (loss) on investments		(87,547,566)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		443,179,488
Net Assets ($)		3,404,997,095

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	142,259,079	24,805,326	2,132,444,189	1,105,488,501
Shares Outstanding	9,390,641	1,671,390	139,265,974	72,973,044
Net Asset Value Per Share ($)	15.15	14.84	15.31	15.15

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $6,535,647 foreign taxes withheld at source):
Unaffiliated issuers	84,102,191
Affiliated issuers	62,717
Interest	21,896
Total Income	84,186,804
Expenses:
Management fee—Note 3(a)	28,405,134
Shareholder servicing costs—Note 3(c)	1,539,929
Custodian fees—Note 3(c)	997,180
Directors’ fees and expenses—Note 3(d)	244,885
Distribution fees—Note 3(b)	224,660
Prospectus and shareholders’ reports	172,099
Registration fees	171,169
Professional fees	145,554
Loan commitment fees—Note 2	31,437
Miscellaneous	127,696
Total Expenses	32,059,743
Less—reduction in fees due to earnings credits—Note 3(c)	(68)
Net Expenses	32,059,675
Investment Income—Net	52,127,129
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(18,347,047)
Net realized gain (loss) on forward foreign currency exchange contracts	625,668
Net Realized Gain (Loss)	(17,721,379)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(73,881,628)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	15,808
Net Unrealized Appreciation (Depreciation)	(73,865,820)
Net Realized and Unrealized Gain (Loss) on Investments	(91,587,199)
Net (Decrease) in Net Assets Resulting from Operations	(39,460,070)
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2014	2013 [a]
Operations ($):
Investment income—net	52,127,129	42,401,039
Net realized gain (loss) on investments	(17,721,379)	(27,337)
Net unrealized appreciation
(depreciation) on investments	(73,865,820)	260,328,361
Net Increase (Decrease) in Net Assets
Resulting from Operations	(39,460,070)	302,702,063
Dividends to Shareholders from ($):
Investment income—net:
Class A	(3,239,116)	(2,453,861)
Class C	(172,199)	(156,624)
Class I	(43,347,768)	(32,893,538)
Class Y	(16)	—
Total Dividends	(46,759,099)	(35,504,023)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	34,402,099	147,162,705
Class C	1,059,488	13,865,416
Class I	900,580,278	1,149,860,399
Class Y	1,202,028,796	1,000
Dividends reinvested:
Class A	3,140,068	2,370,457
Class C	120,295	110,933
Class I	32,088,480	22,258,109
Cost of shares redeemed:
Class A	(174,314,811)	(62,177,277)
Class C	(11,382,495)	(4,965,563)
Class I	(1,690,923,943)	(418,895,968)
Class Y	(56,231,386)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	240,566,869	849,590,211
Total Increase (Decrease) in Net Assets	154,347,700	1,116,788,251
Net Assets ($):
Beginning of Period	3,250,649,395	2,133,861,144
End of Period	3,404,997,095	3,250,649,395
Undistributed investment income—net	45,809,297	36,794,406

14

	Year Ended November 30,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	2,260,389	9,880,843
Shares issued for dividends reinvested	202,978	164,615
Shares redeemed	(11,352,564)	(4,140,282)
Net Increase (Decrease) in Shares Outstanding	(8,889,197)	5,905,176
Class Cb
Shares sold	70,654	951,707
Shares issued for dividends reinvested	7,883	7,807
Shares redeemed	(759,857)	(336,282)
Net Increase (Decrease) in Shares Outstanding	(681,320)	623,232
Class Ic
Shares sold	58,750,229	77,060,413
Shares issued for dividends reinvested	2,059,594	1,535,042
Shares redeemed	(107,876,292)	(27,918,325)
Net Increase (Decrease) in Shares Outstanding	(47,066,469)	50,677,130
Class Yc
Shares sold	76,683,096	69
Shares redeemed	(3,710,121)	—
Net Increase (Decrease) in Shares Outstanding	72,972,975	69

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended November 30, 2013, 6,275 Class C shares representing $95,883 were exchanged for
6,174 Class A shares.
c During the period ended November 30, 2014, 70,163,061 Class I shares representing $1,113,085,047 were exchanged for 70,923,105 ClassY shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.57	14.13	12.58	12.83	11.97
Investment Operations:
Investment income—net[a]	.19	.17	.21	.15	.09
Net realized and unrealized
gain (loss) on investments	(.43)	1.46	1.46	(.31)	.86
Total from Investment Operations	(.24)	1.63	1.67	(.16)	.95
Distributions:
Dividends from investment income—net	(.18)	(.19)	(.12)	(.09)	(.09)
Net asset value, end of period	15.15	15.57	14.13	12.58	12.83
Total Return (%)[b]	(1.57)	11.65	13.40	(1.32)	7.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.29	1.30	1.31	1.27	1.34
Ratio of net expenses
to average net assets	1.29	1.30	1.31	1.27	1.34
Ratio of net investment income
to average net assets	1.26	1.14	1.62	1.08	.69
Portfolio Turnover Rate	12.49	2.58	5.47	5.07	5.91
Net Assets, end of period ($ x 1,000)	142,259	284,575	174,825	192,351	124,347

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended November 30,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.26	13.86	12.33	12.64	11.83
Investment Operations:
Investment income (loss)—net[a]	.07	.06	.12	.04	(.02)
Net realized and unrealized
gain (loss) on investments	(.42)	1.43	1.43	(.30)	.87
Total from Investment Operations	(.35)	1.49	1.55	(.26)	.85
Distributions:
Dividends from investment income—net	(.07)	(.09)	(.02)	(.05)	(.04)
Net asset value, end of period	14.84	15.26	13.86	12.33	12.64
Total Return (%)[b]	(2.28)	10.78	12.58	(2.08)	7.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.03	2.04	2.06	2.05	2.13
Ratio of net expenses
to average net assets	2.03	2.04	2.06	2.05	2.13
Ratio of net investment income
(loss) to average net assets	.50	.42	.90	.33	(.12)
Portfolio Turnover Rate	12.49	2.58	5.47	5.07	5.91
Net Assets, end of period ($ x 1,000)	24,805	35,905	23,962	23,319	13,959

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	15.73	14.26	12.70	12.93	12.04
Investment Operations:
Investment income—net[a]	.26	.23	.26	.19	.14
Net realized and unrealized
gain (loss) on investments	(.45)	1.48	1.46	(.31)	.86
Total from Investment Operations	(.19)	1.71	1.72	(.12)	1.00
Distributions:
Dividends from
investment income—net	(.23)	(.24)	(.16)	(.11)	(.11)
Net asset value, end of period	15.31	15.73	14.26	12.70	12.93
Total Return (%)	(1.24)	12.13	13.74	(1.01)	8.38
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.92	.93	.93	.97
Ratio of net expenses
to average net assets	.93	.92	.93	.93	.97
Ratio of net investment income
to average net assets	1.70	1.54	1.96	1.41	1.11
Portfolio Turnover Rate	12.49	2.58	5.47	5.07	5.91
Net Assets, end of period
($ x 1,000)	2,132,444	2,930,169	1,935,074	1,116,202	688,992

a Based on average shares outstanding.
See notes to financial statements.

18

	Year Ended November 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	15.72	14.49
Investment Operations:
Investment income—net[b]	.14	.06
Net realized and unrealized
gain (loss) on investments	(.48)	1.17
Total from Investment Operations	(.34)	1.23
Distributions:
Dividends from investment income—net	(.23)	—
Net asset value, end of period	15.15	15.72
Total Return (%)	(2.20)	8.49	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.91	[d]
Ratio of net expenses to average net assets	.91	.91	[d]
Ratio of net investment income
to average net assets	.90	.93	[d]
Portfolio Turnover Rate	12.49	2.58
Net Assets, end of period ($ x 1,000)	1,105,489	1

a	From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to seek long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (300 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

22

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of November 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign Common
Stocks†	3,351,637,431	—	—	3,351,637,431
Mutual Funds	45,350,000	—	—	45,350,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	15,808	—	15,808

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At November 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

24

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	11/30/2013 ($)	Purchases ($)	Sales ($)	11/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	93,800,000	712,810,000	761,260,000	45,350,000	1.3

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $45,841,951, accumulated capital losses $85,323,936 and unrealized appreciation $440,923,204.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

26

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2014. If not applied, $598,805 of the carryover expires in fiscal year 2016, $15,114,500 expires in fiscal year 2017 and $16,297,830 expires in fiscal year 2019. The fund has $15,119,744 of post-enactment short-term capital losses and $38,193,057 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2014 and November 30, 2013 were as follows: ordinary income $46,759,099 and $35,504,023, respectively.

During the period ended November 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $3,646,861 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2014, the fund did not borrow under the Facilities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

During the period ended November 30, 2014, the Distributor retained $8,156 from commissions earned on sales of the fund’s Class A shares and $10,941 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2014, Class C shares were charged $224,660, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2014, Class A and Class C shares were charged $533,475 and $74,887, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

28

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2014, the fund was charged $25,001 for transfer agency services and $1,055 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $68.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2014, the fund was charged $997,180 pursuant to the custody agreement.

During the period ended November 30, 2014, the fund was charged $7,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,375,946, Distribution Plan fees $15,420, Shareholder Services Plan fees $34,622, custodian fees $399,188, Chief Compliance Officer fees $1,234 and transfer agency fees $6,249.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2014, amounted to $699,037,071 and $406,933,645, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively,“Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit

30

risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty.The following summarizes open forward contracts at November 30, 2014:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Japanese Yen,
Expiring
12/2/2014[a]	180,763,465	1,538,475	1,522,667	15,808

Counterparty:
a National Australia Bank

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At November 30, 2014, derivative assets (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)
Forward contracts	15,808
Total gross amount of derivative assets
in the Statement of Assets and Liabilities	15,808
Derivatives not subject to Master Agreements	—
Total gross amount of assets
subject to Master Agreements	15,808

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of November 30, 2014:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparty	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
National Australia Bank	15,808	-	-	15,808

1	Absent a default event or early termination, OTC derivative assets are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2014:

Average Market Value ($)
Forward contracts	13,600,190

At November 30, 2014, the cost of investments for federal income tax purposes was $2,955,460,607; accordingly, accumulated net unrealized appreciation on investments was $441,526,824, consisting of $598,768,534 gross unrealized appreciation and $157,241,710 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
International Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of International Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2015

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended November 30, 2014:

—the total amount of taxes paid to foreign countries was $6,410,217

—the total amount of income sourced from foreign countries was $90,637,838.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015.

For the fiscal year ended November 30, 2014, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $46,759,099 represents the maximum amount that may be considered qualified dividend income.

34

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 3-4, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Walter Scott & Partners Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the returns of the benchmark index for five of the seven calendar years available.

The Board received a presentation from a representative of the Sub-Adviser describing the fund’s investment strategy and performance generally as well as the appeal to fund shareholders of the Sub-Adviser’s low beta and benchmark-agnostic investment approach, as reflected in the fund’s net asset growth since inception. During this

36

presentation, the Board noted how the Sub-Adviser’s benchmark-agnostic investment approach can be expected to result in periods of significant outperformance and underperformance from time to time.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

38

  The Board expressed concern about the fund’s relative performance, but expressed confidence in the Sub-Adviser’s investment approach.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreements.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
William Hodding Carter III (79)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

40

Richard C. Leone (74)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow (2011-present) and former President (1989-2011) of The Century Foundation
(formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (51)
Board Member (1995)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Burton N. Wallack (64)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Emeritus Chairman of the Real Estate Board of New York (2004-2006)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

42

INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 62

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Arnold S. Hiatt, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

44

The Fund 45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $148,340 in 2013 and $151,308 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $28,800 in 2013 and $24,480 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $19,119 in 2013 and $23,297 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $532 in 2013 and $2,923 in 2014. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $51,023,448 in 2013 and $25,624,689 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 22, 2015

By:       /s/James Windels

            James Windels

            Treasurer

Date:    January 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)